SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                    FORM S-6

                               FILE NO. 333-42257
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

A.       Exact name of trust:       IDS Life of New York Account 8

B.       Name of depositor:         IDS LIFE INSURANCE COMPANY OF NEW YORK

C. Complete address of depositor's principal executive offices:

         20 Madison Avenue Ext. Albany, NY  12203

D. Name and complete address of agent for service:

                            Mary Ellyn Minenko, Esq.
                           IDS Life Insurance Company
                                  IDS Tower 10
                        Minneapolis, Minnesota 55440-0010

 It is proposed that this filing will become effective, (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on April 30, 1999 pursuant to paragraph (b) or as soon as practicable
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Title of securities being registered:

         Flexible Premium Survivorship Variable Life Insurance Policy

F. Approximate date of proposed public offering: not applicable.

 Variable
 Second-To-Die
 Life Insurance

 New York

1999  PROSPECTUS

     A Flexible Premium
     Survivorship
     Variable Life
     Insurance Policy

                Issued by IDS Life Insurance Company of New York

------------------------------
                  To our policyowners

FROM THE PRESIDENT

It's not as easy to plan for the future as it once was. A simple insurance plan used to meet most protection needs. Today, an array of investment and insurance alternatives are available to help meet your insurance protection, investment, estate and tax planning goals. At IDS Life Insurance Company of New York (IDS Life of New York), we've provided products to help with these decisions for more than two decades. Beyond that, we enjoy the added strength and stability of being part of American Express Financial Advisors, which has been helping people reach their financial goals for more than 100 years.

Variable Second-to-Die Life Insurance, the newest member of our family of products, is one more way we are helping clients meet their long-term goals. The policy is designed to provide life insurance coverage on two people, with a death benefit payable upon the second death. Diversification and balance, critical elements in a sound financial strategy, can also be provided by the policy through a variety of investment options.

You can allocate your premium payments among a wide variety of investment choices. The policy also offers a fixed account which credits an interest rate that can be periodically adjusted by IDS Life of New York. Investing in any of these options helps you to accumulate money on a tax-deferred basis, while meeting your insurance protection objectives. The features of the policy are explained in the prospectus.

IDS Life of New York provides a wide range of insurance and annuity products that help meet the changing needs of our clients. We view our products as integral parts of the total financial planning service offered by your financial advisor*. All of us have the same goal -- to help you turn your financial objectives into reality through a sound, prudent investment and insurance program.

INSURANCE MARKETPLACE STANDARDS ASSOCIATION

In addition to our long history of providing attractive insurance and annuity products and quality advice, I am pleased to inform you that IDS Life of New York is a member of the Insurance Marketplace Standards Association (IMSA). IMSA is a new voluntary organization committed to high ethical marketplace standards in the sale and service of individually sold life insurance and annuities. Being a member of IMSA demonstrates that we take our commitment to ethical conduct very seriously.

To become an IMSA member, IDS Life of New York has committed to a tough set of voluntary marketplace standards, conducted a thorough assessment of our own sale and service practices and passed a rigorous review by an outside, independent examiner. Our practices and procedures are designed to promote ethical market conduct and we have committed to monitor those practices and procedures to verify continued compliance with IMSA standards.

Sincerely,
/s/ Timothy V. Bechtold
Timothy V. Bechtold
President
IDS Life Insurance Company of New York

                   * Financial advisors offer investments and financial planning services on behalf of American Express Financial Advisors Inc. and insurance and annuities issued by IDS Life Insurance Company of New York.

------------------------------
                  Flexible Premium Survivorship Variable Life Insurance Policy

                 PROSPECTUS APRIL 30, 1999

IDS LIFE OF NEW YORK ACCOUNT 8

Issued and sold by: IDS Life Insurance Company of New York
                    20 Madison Avenue Extension
                    Albany, New York 12203
                    Telephone: (800) 541-2251

This prospectus contains information about the insurance policy that you should know before investing. You will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS POLICY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS POLICY INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

---------------------------------
                  Contents

 TABLE OF CONTENTS

     THE POLICY IN BRIEF                                        3
     KEY TERMS                                                  6
     THE VARIABLE ACCOUNT                                       9
     THE FUNDS                                                 10
        IDS Life Series Fund -- Equity Portfolio               10
        IDS Life Series Fund -- Income Portfolio               10
        IDS Life Series Fund -- Money Market Portfolio         10
        IDS Life Series Fund -- Managed Portfolio              10
        IDS Life Series Fund --
        Government Securities Portfolio                        10
        IDS Life Series Fund --
        International Equity Portfolio                         10
        AIM V.I. Growth and Income Fund                        11
        Putnam VT New Opportunities Fund --
        Class IA Shares                                        11
        Fund objectives                                        11
        Relationship between funds and subaccounts             12
     RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS              13
     THE FIXED ACCOUNT                                         15
     PURCHASING YOUR POLICY                                    16
        Application                                            16
        Right to examine policy                                17
        Premiums                                               17
     KEEPING THE POLICY IN FORCE                               19
        Death benefit guarantee to age 100                     19
        Minimum initial premium period                         20
        Grace period                                           20
        Reinstatement                                          21
     LOADS, FEES AND CHARGES                                   22
        Premium expense charge                                 22
        Monthly deduction                                      22
        Surrender charge                                       23
        Partial surrender fee                                  23
        Mortality and expense risk charge                      24
        Fund expenses                                          25
     POLICY VALUE                                              26
        Fixed account value                                    26
        Subaccount values                                      26
     PROCEEDS PAYABLE UPON DEATH                               29
        Change in death benefit option                         30
        Changes in specified amount                            31
        Misstatement of age or sex                             31
        Suicide                                                31
        Beneficiary                                            31
    TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS        32
        Fixed account transfer policies                        32
        Minimum transfer amounts                               32
        Maximum transfer amounts                               32
        Maximum number of transfers per year                   32
        Two ways to request a transfer,
        loan or surrender                                      33
        Automated transfers                                    33
        Automated dollar-cost averaging                        34
     POLICY LOANS                                              35
     POLICY SURRENDERS                                         37
        Total surrenders                                       37
        Partial surrenders                                     37
        Allocation of partial surrenders                       37
        Effects of partial surrenders                          37
        Taxes                                                  38
        Exchange Right                                         38
     OPTIONAL INSURANCE BENEFITS                               39
        Four-Year Term Insurance Rider                         39
        Policy Split Option Rider                              39
     PAYMENT OF POLICY PROCEEDS                                40
     FEDERAL TAXES                                             43
        IDS Life of New York's tax status                      43
        Taxation of policy proceeds                            43
        Modified endowment contracts                           44
        Other tax considerations                               45
     IDS LIFE OF NEW YORK                                      47
        Ownership                                              47
        State regulation                                       47
        Distribution of the policy                             47
        Legal proceedings                                      48
        Year 2000                                              48
        Experts                                                49
     MANAGEMENT OF IDS LIFE OF NEW YORK                        50
     OTHER FUND MANAGERS                                       52
     OTHER INFORMATION                                         53
        Substitution of investments                            53
        Voting rights                                          54
        Reports                                                55
     POLICY ILLUSTRATIONS                                      56

2 PROSPECTUS
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---------------------------------
                  The policy in brief

PURPOSE: The purpose of the policy is to provide life insurance protection on two insureds and to build policy value. The policy provides a death benefit that is payable to the beneficiary upon the last surviving insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or an addition to an existing life insurance policy. The policy allows you, as the owner, to allocate your net premiums or transfer policy value, to:

  THE VARIABLE ACCOUNT, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of eight of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 9)

  THE FIXED ACCOUNT, which earns interest at rates that are adjusted periodically by IDS Life of New York. This rate will never be lower than 4%. (p. 15)
LOADS, FEES
AND CHARGES:     You pay the following charges, either directly (such as
                 deductions from your premium payments or your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate IDS Life of New York for administering and distributing the policy as well as paying policy benefits and assuming related risks:

- PREMIUM EXPENSE CHARGE -- charge deducted from each premium payment to cover some distribution expenses, state and local premium taxes and federal taxes. (p. 22)

- MONTHLY DEDUCTION -- charged against the value of your policy each month (prior to the youngest insured's attained insurance age 100), covering the cost of insurance, cost of issuing the policy, certain administrative expenses and optional insurance benefits. (p. 22)

- SURRENDER CHARGE -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 15 years. The surrender charge is a deferred charge for costs of issuing the policy. We base it on the initial specified amount. (p. 23)

- PARTIAL SURRENDER FEE -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less. (p. 23)

- MORTALITY AND EXPENSE RISK CHARGE -- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts. (p. 24)

- FUND EXPENSES -- applies only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p. 24)
PURCHASING YOUR
POLICY:          To apply, send a completed application and premium payment to
                 IDS Life of New York's home office. You will need to provide medical and other evidence that the persons you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p.
                 16)
RIGHT TO EXAMINE
POLICY:          You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 17)
PREMIUMS:        In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may make additional unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the youngest insured's attained insurance age 100. We may refuse premiums in order to comply with the Code. (p. 17)

                                                                    3 PROSPECTUS

                  The policy in brief

DBG-100:         A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100.
                 This feature is in effect if you meet certain premium payment requirements. (p. 19)
MINIMUM INITIAL
PREMIUM PERIOD:  A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This
                 feature is in effect if you meet certain premium payment
                 requirements. (p. 20)
GRACE PERIOD:    If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction, and neither the
                 DBG-100 nor the minimum initial premium period is in effect, you will have 61 days to pay the premium needed so that the next three monthly deductions can be paid. If you don't, the policy will lapse. (p. 20)
REINSTATEMENT:   If your policy lapses, it can be reinstated within five years.
                 The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life of New York and the payment of a sufficient premium. The DBG-100 can not be reinstated. (p. 21)
PROCEEDS PAYABLE
UPON DEATH:      Prior to the youngest insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount, less outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

- OPTION 1 LEVEL AMOUNT: The death benefit is the greater of the specified amount or a percentage of policy value.

- OPTION 2 VARIABLE AMOUNT: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

                 You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges.

                 On the youngest insured's attained insurance age 100, the
                 proceeds payable will be the cash surrender value. (p. 29)
TRANSFERS BETWEEN
THE FIXED ACCOUNT
AND SUBACCOUNTS: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We reserve the right to limit transfers to no more than five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p. 32)
POLICY LOANS:    You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may also have tax consequences if your policy lapses or you surrender it. (p. 35)
POLICY SURRENDERS:
                 You may cancel this policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 37)
EXCHANGE RIGHT:  For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. (p. 38)

4 PROSPECTUS

PAYMENT OF
POLICY PROCEEDS: We will pay policy proceeds when you surrender the policy the last surviving insured dies or upon the youngest insured's attained insurance age 100. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p. 40)
FEDERAL TAXES:   The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on the youngest insured's attained
                 insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be
                 taxable as ordinary income. Part or all of any proceeds you receive through full or partial surrender, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is
                 considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p.
                 43)

                                                                    5 PROSPECTUS

---------------------------------
                  Key terms

                 THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts.

ATTAINED INSURANCE AGE: Each insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if the policy is surrendered in full or the amount payable on the youngest insured's attained insurance age 100. The cash surrender value equals the policy value minus indebtedness, minus any applicable surrender charges.

CLOSE OF BUSINESS: Closing time of the New York Stock Exchange, normally 4p.m., Eastern time.

CODE: The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT GUARANTEE TO AGE 100 (DBG-100): A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements.

DEATH BENEFIT GUARANTEE TO AGE 100 (DBG-100) PREMIUM: The premium required to keep the DBG-100 in effect. The DBG-100 premium is shown in your policy. It depends on each insured's sex, insurance age, risk classification, optional insurance benefits added by rider and the initial specified amount.

FIXED ACCOUNT: The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value that you allocate to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective (See "The funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS LIFE OF NEW YORK: In this prospectus, "we," "us," "our" and "IDS Life of New York" refer to IDS Life Insurance Company of New York.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: Each insured's age based upon his or her last birthday on the date of the application.

INSUREDS: The persons whose lives are insured by the policy.

MINIMUM INITIAL PREMIUM PERIOD: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

6 PROSPECTUS

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

OWNER: The entity(ies) to which, or individual(s) to whom, we issue the policy, or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:

- Upon death of the last surviving insured prior to the youngest insured's attained insurance age 100, proceeds will be the death benefit in effect as of the date of that insured's death, minus any indebtedness.

- Upon the youngest insured's attained insurance age 100, proceeds will be the cash surrender value.

- On surrender of the policy, the proceeds will be the cash surrender value.

RISK CLASSIFICATION: A group of insureds that IDS Life of New York expects will have similar mortality experience.

SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the last surviving insured prior to the youngest insured's attained insurance age 100. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

SURRENDER CHARGE: A contingent deferred issue and administration expense charge we assess against the policy value at the time of surrender during the first 15 years of the policy.

VALUATION DATE: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

                                                                    7 PROSPECTUS

                  Key terms

VALUATION PERIOD: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

VARIABLE ACCOUNT: IDS Life Variable Life of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

8 PROSPECTUS

---------------------------------
                  The variable account

We established the variable account on Sept. 12, 1985, under New York law. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the accounts management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life of New York. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life of New York will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all contracts participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify this policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

                                                                    9 PROSPECTUS

------------------------------
                  The funds

IDS LIFE SERIES FUND, INC.

IDS Life Series Fund, Inc., a Minnesota corporation, is a diversified, open-end management investment company incorporated on May 8, 1985. IDS Life Series Fund International Equity Portfolio was added on October 24, 1994. IDS Life acts as investment manager and American Express Financial Corporation acts as the investment advisor of the IDS Life Series Fund, Inc. American Express Trust acts as custodian of the IDS Life Series Fund Inc's investments.

IDS LIFE SERIES FUND -- EQUITY PORTFOLIO

Objective: capital appreciation. Invests primarily in common stocks and other securities convertible into common stock.

IDS LIFE SERIES FUND -- INCOME PORTFOLIO

Objective: to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. At least 50% of net assets normally will be invested in high-quality, lower-risk corporate bonds, unrated corporate bonds believed to have the same investment qualities and government bonds. Other investments may include lower-rated corporate bonds, bonds and common stocks sold together as a unit, preferred stock and foreign securities.

IDS LIFE SERIES FUND -- MONEY MARKET PORTFOLIO

Objective: to provide maximum current income consistent with liquidity and conservation of capital. Invests in relatively short-term money market securities, such as marketable debt securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, bank certificates of deposit, bankers' acceptances, letters of credit and high-grade commercial paper.

IDS LIFE SERIES FUND -- MANAGED PORTFOLIO

Objective: to maximize total investment return through a combination of capital appreciation and current income. If the investment manager believes the stock market will be moving higher, it can emphasize stocks that offer potential for appreciation. At other times, the manager may increase the portfolio's holdings in bonds and money-market securities providing high current income.

IDS LIFE SERIES FUND -- GOVERNMENT SECURITIES PORTFOLIO

Objective: to provide a high current return and safety of principal. Invests primarily in debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.

IDS LIFE SERIES FUND -- INTERNATIONAL EQUITY PORTFOLIO

Objective: capital appreciation. Invests primarily in common stocks of foreign issuers and foreign securities convertible into common stock. Other investments may include certain international bonds if the portfolio manager believes they have greater potential for capital appreciation than equities.

10 PROSPECTUS

AIM VARIABLE INSURANCE FUNDS, INC.

AIM Variable Insurance Funds, Inc., a Maryland corporation, is an open-end, series, management investment company incorporated on January 22, 1993. AIM Advisors, Inc. acts as the investment advisor for AIM Variable Insurance Funds, Inc.

AIM V.I. GROWTH AND INCOME FUND

Objective: to seek growth of capital with a secondary objective of current income.

PUTNAM VARIABLE TRUST

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. Putnam Investment Management Inc. ("Putnam Management") acts as the investment manager for the Putnam Variable Trust.

PUTNAM VT NEW OPPORTUNITIES FUND -- CLASS IA SHARES

Objective: seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential.

FUND OBJECTIVES

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives nor is there any guarantee that your policy value will equal or exceed the total premiums you paid. You can find detailed information about the funds, their investment objectives, policies and risks in the accompanying fund prospectuses. Please read these prospectuses carefully and consider, on a continuing basis, which funds best suit your long-term investment needs. Some funds involve more risk than others, so please monitor your investment.

The investment objectives and policies of some of the funds may be similar to the investment objectives and policies of other funds that the investment managers or advisers or their affiliates manage. Although the objectives and policies may be similar, the investment results of one fund may be higher or lower than the results of the other fund. The investment manager or adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even if the funds have the same investment adviser, manager or sponsor.

Shares of all funds except the IDS Life Series Fund Portfolios are available to serve as the underlying investment for variable life insurance policies, variable annuities and qualified plans. Currently the shares of the IDS Life Series Fund Portfolios are available to serve as the underlying investment for variable life insurance only. However, in the future these shares also may be available to serve as the underlying investment for variable life insurance contracts, variable annuities and qualified plans. It is possible that in the future it may not be an advantage for variable life insurance separate accounts, variable annuity separate accounts, and/or qualified plans to invest in the available funds simultaneously. Although IDS Life of New York and the funds do not currently foresee any such disadvantages, the board of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between such policy owners, contract owners and qualified plans to determine what action, if any, they should take in response to a conflict. If a board were to conclude that separate funds should be established for variable life insurance, variable annuity

                                                                   11 PROSPECTUS

                  The funds

and qualified plan separate accounts, the variable life insurance policy holders would not bear any expenses associated with establishing separate accounts. Please refer to the fund prospectuses for risk disclosure regarding mixed and shared funding.

DIVERSIFICATION: The Internal Revenue Service (IRS) has issued final regulations relating to diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares on the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

12 PROSPECTUS

---------------------------------
                  Rates of return of the funds and subaccounts

This section presents rates of return, first for the funds and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. After this date, the section shows actual rates of return. All charges and expenses mentioned in the section are explained fully under "Loads, fees and charges."

RATES OF RETURN OF FUNDS
In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable portfolio expenses (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rate of return would have been lower. Past performance is no guarantee of future results.

PERIOD ENDING 12/31/98

                                                               10 YEARS OR
 FUND                           1 YEAR  3 YEARS   5 YEARS   SINCE COMMENCEMENT

IDS LIFE SERIES FUND, INC.

Equity Portfolio (Beta 1.16*)
(1/86)**                         9.05%   16.57%    17.64%          18.05%

Income Portfolio (1/86)**        5.46     5.63      6.41            8.91

Money Market Portfolio
(1/86)**                         5.04     4.97      4.74            5.19

Managed Portfolio (Beta 0.72*)
(1/86)**                        14.43    15.61     13.11           16.44

Government Securities
Portfolio (1/86)**               8.32     6.08      6.03            8.60

International Equity Portfolio
(10/94)**                       21.51    19.09        --           28.00

AIM VARIABLE INSURANCE FUNDS,
INC.

AIM V.I. Growth and Income
Fund (5/94)**                   27.68       --        --           22.49

PUTNAM VARIABLE TRUST

Putnam VT New Opportunities
Fund -- Class IA Shares
(5/94)**                        24.38       --        --           23.19

  * Beta is a volatility measure based on calculations of the fund's monthly returns compared to the S&P 500 Index. A beta less than 1 indicates performance that is less volatile than the market; a beta more than 1 indicates performance that is more volatile than the market.

 **  (Commencement date of the fund.)

                                                                   13 PROSPECTUS

                  Rates of return of the funds and subaccounts

RATES OF RETURN OF SUBACCOUNTS:
Average annual rates of return in the following table reflect all charges incurred by the funds and charges against the subaccounts (including the mortality and expense risk charge). The rates do not reflect the premium expense charge, surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

We show actual performance from the date the subaccounts began investing in the funds. For some subaccounts, we do not provide any performance information because they are new and have not had any activity to date. Although we base performance figures on historical earnings, past performance does not guarantee future results.

PERIOD ENDING 12/31/98

                                              SINCE COMMENCEMENT OF THE SUBACCOUNTS
                                                                         10 YEARS OR
 SUBACCOUNT    INVESTING IN               1 YEAR  3 YEARS   5 YEARS   SINCE COMMENCEMENT

               IDS LIFE SERIES FUND, INC.

Equity         Equity Portfolio (8/87)*    8.08%   15.52%    16.58%          16.94%

Income         Income Portfolio (8/87)*    4.56     4.71      5.48            7.95

               Money Market Portfolio
Money Market   (8/87)*                     4.12     4.09      3.87            4.29

Managed        Managed Portfolio (8/87)*  13.41    14.58     12.09           15.29

Government     Government Securities
Securities     Portfolio (8/87)*           7.38     5.15      5.10            7.61

International  International Equity
Equity         Portfolio (10/94)*         20.42    15.94        --           19.59

               AIM VARIABLE INSURANCE FUNDS, INC.

               AIM V.I. Growth and
YGI            Income Fund (11/96)*       26.54       --        --           24.22

               PUTNAM VARIABLE TRUST

               Putnam VT New
               Opportunities Fund --
YNO            Class IA Shares (11/96)*   23.27       --        --           20.12

  *  (Commencement date of the subaccount.)

14 PROSPECTUS

---------------------------------
                  The fixed account

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers between the fixed account and subaccounts").

The fixed account is the general investment account of IDS Life of New York. It includes all assets owned by IDS Life of New York other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life of New York has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life of New York guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the account. IDS Life of New York bears the full investment risk for amounts allocated to the fixed account.

We will not credit interest in excess of 4% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                                                                   15 PROSPECTUS

------------------------------
                  Purchasing your policy

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to IDS Life of New York's home office. In your application, you:

- select a specified amount of insurance;

- select a death benefit option;

- designate a beneficiary; and

- state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the persons whose lives you propose to insure. Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individuals are insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premiums you have paid.

AGE LIMIT: The policy is available only to persons age 35 and older. In addition, IDS Life of New York generally will not issue a policy to persons over the insurance age of 85. We may, however, do so at its sole discretion.

RISK CLASSIFICATION: The risk classification for each insured is based on that insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction. (See "Loads, fees and charges" and "Optional insurance benefits.")

OTHER CONDITIONS: In addition to proving insurability, you and the insureds must also meet certain conditions, stated in the application form, before coverage will become effective and your policy is issued to you. The lives insured may be covered under the terms of a conditional insurance agreement prior to a policy being issued.

INCONTESTABILITY: IDS Life of New York will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the lifetime of either insured for two years from the policy date, IDS Life of New York cannot contest the policy.

16 PROSPECTUS

RIGHT TO EXAMINE POLICY

You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life of New York home office or your financial advisor, with a written request for cancellation:

- by the 10th day after you receive it after IDS Life of New York mails or personally delivers a written notice of withdrawal right; or

- the 45th day after you sign your application

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

PAYMENT OF PREMIUMS:
In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE EARLY POLICY YEARS UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE, IDS LIFE OF NEW YORK REQUIRES THAT YOU PAY THE MINIMUM INITIAL PREMIUMS.

You may schedule payments annually, semiannually or quarterly. (IDS Life of New York must approve payment at any other interval. We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction, or if you have paid sufficient premium to keep the DBG-100 or the minimum initial premium period in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life of New York reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG-100 or the minimum initial premium period remain in effect.

                                                                   17 PROSPECTUS

                  Purchasing your policy

PREMIUM LIMITATIONS:
You may make unscheduled premium payments at any time and in an amount of at least $50. IDS Life of New York reserves the right to limit the number and amount of unscheduled premium payments.

No premium payments, scheduled or unscheduled, are allowed on or after the youngest insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums paid during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as they are paid, or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

ALLOCATION OF PREMIUMS:
Until the policy date, we hold all premiums in the fixed account, and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees and charges.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into cash value, which we then convert into accumulation units of the second subaccount.

18 PROSPECTUS

---------------------------------
                  Keeping the policy in force

This section includes a description of the policy provisions that determine if the policy will remain in force or lapse (terminate). It is important that you understand them so the appropriate premium payments are made to ensure that insurance coverage meets your objectives.

If you wish to have a guarantee that the policy will remain in force until the youngest insured's attained insurance age 100 regardless of investment performance, you should pay at least the DBG-100 premiums.

If you wish to pay a lower premium and are not concerned with a long-term guarantee that the policy will remain in force regardless of investment performance, you can pay premiums so that the cash surrender value on each monthly date is sufficient to pay the monthly deduction. However, during the minimum initial premium period, you must pay at least the minimum initial premium until the policy value is greater than the surrender charge and the cash surrender value is sufficient to pay the monthly deduction.

DEATH BENEFIT GUARANTEE TO AGE 100

The DBG-100 provides that your policy will remain in force until the youngest insured's attained insurance age 100 even if the cash surrender value is insufficient to pay the monthly deduction. The DBG-100 will remain in effect, as long as:

- the sum of premiums paid; minus

- partial surrenders minus

- outstanding indebtedness; equals or exceeds

- the DBG-100 premiums due since the policy date.

The DBG-100 premium is shown in the policy.

                                                                   19 PROSPECTUS

                  Keeping the policy in force

If, on a monthly date, you have not paid enough premiums to keep the DBG-100 in effect, an additional period of 61 days will be allowed for you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, the DBG-100 will terminate. If the DBG-100 is not in effect, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. Although the policy can be reinstated as explained below, the DBG-100 cannot be reinstated.

MINIMUM INITIAL PREMIUM PERIOD

To allow you to purchase this policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the minimum initial premium period as shown in your policy under "Policy Data," if:

1. on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

2. the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial period is:

    3 years if the youngest insured's insurance age is 35-39
    2 years if the youngest insured's insurance age is 40-49
    1 year if the youngest insured's insurance age is 50 and over

GRACE PERIOD

If the cash surrender value of the policy becomes less than that needed to pay the monthly deduction and neither the DBG-100 nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If the required premium is not paid, the policy will lapse.

IDS Life of New York will mail a notice to your last known address, requesting payment of the premium needed so that the next three monthly deductions can be made. If we receive this premium before the end of the 61-day grace period, we will use the payment to pay all monthly deductions and any other charges then due. Any balance will be added to the policy value and allocated in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal taxes.") If the last surviving insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

20 PROSPECTUS

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life of New York will require:

- a written request;

- evidence satisfactory to IDS Life of New York that both insureds remain insurable or evidence for the last surviving insured and due proof that the first death occurred before the date of lapse;

- payment of a premium that will keep the policy in force for at least three months;

- payment of the monthly deductions that were not collected during the grace period; and

- payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day IDS Life of New York accepts your application for reinstatement. The suicide period (see "Proceeds payable upon death") will apply from the effective date of reinstatement. Surrender charges will also be reinstated.

IDS Life of New York will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

                                                                   21 PROSPECTUS

---------------------------------
                  Loads, fees and charges

Policy charges compensate IDS Life of New York for:

- providing the insurance benefits of the policy;

- issuing the policy;

- administering the policy;

- assuming certain risks in connection with the policy; and

- distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. The amount remaining after the deduction, called the net premium, is credited to the account(s) you have selected. The premium expense charge has three parts:

SALES CHARGE: 7.25% of all premiums paid. Partially compensates IDS Life of New York for expenses in distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature.

PREMIUM TAX CHARGE: 1.0% of each premium payment. Compensates IDS Life of New York for paying taxes imposed by the State of New York on premiums received by insurance companies.

FEDERAL TAX CHARGE: 1.25% of each premium payment. Compensates IDS Life of New York for paying Federal taxes resulting from the sale of the policy and is a reasonable charge in relation to IDS Life of New York's federal tax burden. IDS Life of New York reserves the right to change the amount of this charge if applicable federal law changes IDS Life of New York's federal tax burden subject to the approval of the Superintendent of Insurance.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% will be taken from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by written request.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

- you do not specify the accounts from which the monthly deduction is to be taken; or

- the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

22 PROSPECTUS

If the cash surrender value of your policy is not enough to pay the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG-100 or the minimum initial premium period is in effect. (See Death benefit guarantee to age 100, Minimum initial premium period;" also "Grace period" and "Reinstatement.")

COMPONENTS OF THE MONTHLY DEDUCTION:

1.  COST OF INSURANCE: the cost providing the death benefit under your policy.

The cost of insurance for a policy month is calculated as:

                             [a  X  (b - c)]  +  d

where:

(a) IS THE MONTHLY COST OF INSURANCE RATE based on each insureds insurance age, duration of coverage, sex and risk classification. Generally, the cost of insurance rate will increase as the attained insurance age of each insured increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same risk classification. However, rates will not exceed the Guaranteed Annual Maximum Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker or Nonsmoker Mortality Tables, Age Last Birthday.

(b) IS THE DEATH BENEFIT on the monthly date divided by 1.0032737 (which reduces IDS Life of New York's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%).

(c) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee and any charges for optional riders.

(d) IS ANY FLAT EXTRA INSURANCE CHARGES assessed as a result of special underwriting considerations.

2. POLICY FEE: $30 per month for the first 15 policy years. This charge reimburses IDS Life of New York for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $30 per month.

3. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits added to the policy by rider. (See "Optional insurance benefits.")

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first 15 policy years, we will assess a surrender charge. The surrender charge is a contingent deferred issue and administration expense charge. It reimburses IDS Life of New York for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. This charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 15 policy years.

PARTIAL SURRENDER FEE

If you surrender part of the value of your policy, you will be charged $25 (or 2% of the amount surrendered, if less). This fee is guaranteed not to increase for the duration of your policy.

                                                                   23 PROSPECTUS

                  Loads, fees and charges

MORTALITY AND EXPENSE RISK CHARGE

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. Computed daily, the charge compensates IDS Life of New York for:

    - MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

    - EXPENSE RISK -- the risk that the policy fee and the contingent deferred issue and administration expense charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life of New York for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the sales charge discussed earlier. Any further deficit will have to be made up from IDS Life of New York's general assets.

24 PROSPECTUS

FUND EXPENSES

The investment managers and advisors receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.

ANNUAL OPERATING EXPENSES OF THE FUNDS
(as a percentage of average daily net assets)

                                IDS LIFE       IDS LIFE       IDS LIFE       IDS LIFE
                                SERIES FUND-   SERIES FUND-   SERIES FUND-   SERIES FUND-
                                EQUITY         INCOME         MONEY MARKET   MANAGED
                                PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO

Management fees                 0.70%          0.70%          0.50%          0.70%

12b-1 fees                      --             --             --             --

Other expenses                  0.02           0.04           0.10           0.02

Total                           0.72%**        0.74%**        0.60%**        0.72%**

                                IDS LIFE         IDS LIFE
                                SERIES FUND-     SERIES FUND-
                                GOVERNMENT       INTERNATIONAL
                                SECURITIES       EQUITY
                                PORTFOLIO        PORTFOLIO        AIM V.I.      PUTNAM VT NEW
                                (AFTER EXPENSE   (AFTER EXPENSE   GROWTH AND    OPPORTUNITIES FUND-
                                LIMITATION)      LIMITATION)      INCOME FUND   CLASS IA SHARES

Management fees                 0.70%            0.95%            0.61%         0.56%

12b-1 fees                      --               --               --            --

Other expenses                  0.10*            0.10*            0.04          0.05

Total                           0.80%**          1.05%**          0.65%***      0.61%***

* IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolios for other expenses like taxes and brokerage commissions and for nonadvisory expenses. If the 0.1% limitation had not been in place, these other expenses would have been 0.19% for IDS Life Series Fund-Government Securities Portfolio and 0.11% for IDS Life Series Fund-International Equity Portfolio. IDS Life reserves the right to discontinue limiting these other expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit
**  Annual operating expenses at April 30, 1998.
*** Annual operating expenses at Dec. 31, 1998.

IDS Life of New York has entered into certain agreements under which it is compensated by the advisors and/or distributors of the AIM V.I. Growth and Income Fund and Putnam VT New Opportunities Fund for the administrative services it provides to these funds.

OTHER INFORMATION ON CHARGES: IDS Life of New York may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

                                                                   25 PROSPECTUS

---------------------------------
                  Policy value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE

The value in the fixed account on the policy date (when the policy is issued) equals the portion of your initial net premium that you have allocated to the fixed account, plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to the fixed account.

On any later date, the value in the fixed account equals:

- the value on the previous monthly date; plus

- net premiums allocated to the fixed account since the last monthly date; plus

- any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

- accrued interest on all of the above; minus

- any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

- any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

- interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

- any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES

The value in each subaccount changes daily, depending on the investment performance of the fund in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You, as owner, bear the entire investment risk.

CALCULATION OF SUBACCOUNT VALUE: The value in each subaccount on the policy date equals the portion of your initial net premium allocated to that subaccount plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to that subaccount. The value of each subaccount on each subsequent valuation date equals:

- the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

- net premiums received and allocated to the subaccount during the current valuation period; plus

- any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus

- any transfers from the subaccount including loan transfers during the current valuation period; minus

26 PROSPECTUS

- any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

- any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

ACCUMULATION UNITS: The policy value allocated to each subaccount is converted into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, a certain number of accumulation units are credited to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, a certain number of accumulation units are subtracted.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund and on certain charges. Here's how unit values are calculated:

NUMBER OF UNITS: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current value for each subaccount equals the last value times the current net investment factor.

NET INVESTMENT FACTOR: Determined at the end of each valuation period, this factor equals

                             (a DIVIDED BY b) - c,

where:

(a) equals:

- net asset value per share of the fund; plus

- per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

- any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

- net asset value per share of the fund at the end of the preceding valuation period; plus

- any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, fees and charges," above.

                                                                   27 PROSPECTUS

                  Policy value

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS:
Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

- additional purchase payments allocated to the subaccounts;

- transfers into or out of the subaccount(s);

- partial surrenders and partial surrender fees;

- surrender charges; and/or

- monthly deductions

Accumulation unit values will fluctuate due to:

- changes in underlying funds(s) net asset value;

- dividends distributed to the subaccount(s);

- capital gains or losses of underlying funds;

- fund operating expenses; and/or

- mortality and expense risk charges

28 PROSPECTUS

---------------------------------
                  Proceeds payable upon death

We will pay a benefit to the beneficiary of the policy when the last surviving insured dies.

If that death is prior to the youngest insured's attained insurance age 100, the amount payable is based on the specified amount and death benefit option you have selected, as described below, less any indebtedness.

On the youngest insured's attained insurance age 100, the amount payable is the cash surrender value.

OPTION 1 (LEVEL AMOUNT): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

- the specified amount on the date of the last surviving insured's death; or

- the applicable percentage of the policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

Youngest insured's attained insurance age in the table below refers to the youngest life insured or the age such person would have reached.

APPLICABLE PERCENTAGE TABLE

YOUNGEST                                YOUNGEST
INSURED'S           APPLICABLE          INSURED'S           APPLICABLE
ATTAINED            PERCENTAGE OF       ATTAINED            PERCENTAGE OF
INSURANCE           POLICY              INSURANCE           POLICY
AGE                 VALUE               AGE                 VALUE

40 or younger       250%                61                  128%
41                  243                 62                  126
42                  236                 63                  124
43                  229                 64                  122
44                  222                 65                  120
45                  215                 66                  119
46                  209                 67                  118
47                  203                 68                  117
48                  197                 69                  116
49                  191                 70                  115
50                  185                 71                  113
51                  178                 72                  111
52                  171                 73                  109
53                  164                 74                  107
54                  157                 75-95               105
55                  150                 96                  104
56                  146                 97                  103
57                  142                 98                  102
58                  138                 99                  101
59                  134                 100                 100
60                  130                 100                 100

The percentage is designed to ensure that the policy meets the provisions of Federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

                                                                   29 PROSPECTUS

                  Proceeds payable upon death

OPTION 2 (VARIABLE AMOUNT): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

- the policy value plus the specified amount; or

- the applicable percentage of policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table above.)

 EXAMPLES:                                OPTION 1    OPTION 2

specified amount                          $1,000,000  $1,000,000

policy value                                 $50,000     $50,000

death benefit                             $1,000,000  $1,050,000

policy value increases to                    $80,000     $80,000

death benefit                             $1,000,000  $1,080,000

policy value decreases to                    $30,000     $30,000

death benefit                             $1,000,000  $1,030,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life of New York's net amount at risk is generally lower; for this reason, the monthly deduction is less, and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum amount shown in policy.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following cost:

- Monthly deduction because the cost of insurance benefits depends upon the specified amount.

- Minimum monthly premium.

- Charges for certain optional insurance benefits.

The surrender charge will not be affected.

30 PROSPECTUS

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to decrease the specified amount at any time. Decreases in specified amount may have tax implications, discussed in the section "Modified endowment contracts" under "Federal taxes."

DECREASES: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance charge depends on the specified amount.

- Charges for certain optional insurance benefits may decrease.

- The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

INCREASES: Increases in specified amount are not permitted. If you wish to purchase additional insurance, you should purchase an additional policy. Currently, we do not charge the policy fee for the additional policy.

MISSTATEMENT OF AGE OR SEX

If an insured's age or sex has been misstated, the proceeds payable upon the last surviving insured's death will be:

- the policy value on the date of death; plus

- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

- the amount of any outstanding indebtedness on the date of death.

SUICIDE

If either of the insureds dies by suicide while sane or insane within two years from the policy date, the only amount payable will be the premiums paid, minus any indebtedness and partial surrenders. The policy will terminate as of the date of the first death by suicide.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life of New York, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the last surviving insured, the beneficiary will be you or your estate.

                                                                   31 PROSPECTUS

---------------------------------
                  Transfers between the fixed account and subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which your request is received. There is no charge for transfers. Before transferring policy value, you should consider the risks involved in switching investments.

We may suspend or modify the transfer privilege at any time with the necessary approval of the SEC and the New York Superintendent of Insurance. Transfers involving the fixed account are subject to the restrictions below.

FIXED ACCOUNT TRANSFER POLICIES

- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange right.")

MINIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

- For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

- For automated transfers -- $50.

From the fixed account to a subaccount: $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

- For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

- None.

From the fixed account to a subaccount:

- Entire fixed account balance minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR

We reserve the right to limit mail and telephone transfers to twelve per policy year. Twelve automated transfers per policy year are allowed.

32 PROSPECTUS

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender.

----------------------------------------------------------------------------------------------------------
---
1
BY LETTER
                        REGULAR MAIL:                             EXPRESS MAIL:
                        IDS Life Insurance Company of New York    IDS Life Insurance Company of New York
                        P.O. Box 5144                             20 Madison Ave. Extension
                        Albany, NY 12205                          Albany, NY 12203

----------------------------------------------------------------------------------------------------------
---
2
BY PHONE
                        Call between 8 a.m. and 6 p.m. (Monday-Thursday); 8 a.m. and 4:30 p.m. (Friday)
                        All Eastern Times:
                        1-800-541-2251 (toll free) or
                        (518) 869-8613 (Albany area)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

- We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as we follow these procedures, neither IDS Life of New York nor its affiliates will be liable for any loss resulting from fraudulent requests.

- We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write to IDS Life of New York and tell us.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

AUTOMATED TRANSFER POLICIES:

- Minimum automated transfer: $50

- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values TO one or more subaccounts and the fixed account, but you can transfer FROM only one account.

- You can start or stop this service by written request. You must allow seven days for us to change any instructions that currently are in place.

- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

                                                                   33 PROSPECTUS

                  Transfers between the fixed account and subaccounts

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

- Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

By investing an
equal number of
dollars each month...
you automatically
buy more units when
the per unit market
price is low...
and fewer units
when the per unit
market price is high.

HOW DOLLAR-COST AVERAGING WORKS

            AMOUNT      ACCUMULATION    NUMBER OF UNITS
MONTH       INVESTED    UNIT VALUE      PURCHASED

Jan            $100          $20              5.00

Feb             100           16              6.25

Mar             100            9             11.11

Apr             100            5             20.00

May             100            7             14.29

June            100           10             10.00

July            100           15              6.67

Aug             100           20              5.00

Sept            100           17              5.88

Oct             100           12              8.33

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

34 PROSPECTUS

---------------------------------
                  Policy loans

You may borrow against your policy by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of the valuation period during which we receive your request. (Loans by telephone are limited to $50,000.)

INTEREST RATE:
The interest rate for policy loans is 6% per year. After the policy's 10th anniversary we expect to reduce the loan interest rate to 4% per year. Interest is charged daily and due at the end of the policy year.

MINIMUM LOAN:
$500 or the remaining loan value, whichever is less.

MAXIMUM LOAN:

- 85% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

PAYMENT OF LOANED FUNDS:
Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of payments," under "Payment of policy proceeds").

ALLOCATION OF LOANS TO ACCOUNTS:
If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When a loan is made from a subaccount, accumulation units are redeemed and the proceeds transferred into the fixed account. We will credit the policy value loaned with 4% annual interest.

REPAYMENTS:
We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $50.

OVERDUE INTEREST:
If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

                                                                   35 PROSPECTUS

                  Policy loans

EFFECTS OF POLICY LOANS:
If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant fund(s).

A loan may terminate the DBG-100 or the minimum initial premium period. The loan amount is deducted from total premiums paid, which may reduce the total below the level required to keep the DBG-100 or the minimum initial premium period in effect.

TAXES:
If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal taxes.")

36 PROSPECTUS

------------------------------
                  Policy surrenders

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts.") We will process your surrender request at the end of the valuation period during which your request is received. We may require that you return your policy.

We will normally process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of policy proceeds.")

TOTAL SURRENDERS

If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, fees and charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS

After the first policy year, you may surrender any amount from $500 up to 85% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) You will be charged a partial surrender fee, described under "Loads, fees and charges."

ALLOCATION OF PARTIAL SURRENDERS

Unless you specify otherwise, IDS Life of New York will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which your request is received. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECTS OF PARTIAL SURRENDERS

- A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

- A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

- A partial surrender may terminate the DBG-100 or the minimum initial premium period. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG-100 or the minimum initial premium period in effect.

- If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life of New York will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds payable upon death.")

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

                                                                   37 PROSPECTUS

                  Policy surrenders

TAXES

Upon surrender, you will generally be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal taxes.")

EXCHANGE RIGHT

For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification(s) or issue age. Only the method of funding the policy value will be affected.

38 PROSPECTUS

------------------------------
                  Optional insurance benefits

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

FOUR-YEAR TERM INSURANCE RIDER (FYT)

FYT provides four-year term insurance. An additional death benefit is paid if both insureds die during the first four years of the policy.

POLICY SPLIT OPTION RIDER (PSO)

PSO permits a policy to be split into two individual permanent plans of life insurance then offered by IDS Life of New York for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds or certain changes in federal estate tax law. (See "Federal taxes.")

                                                                   39 PROSPECTUS

---------------------------------
                  Payment of policy proceeds

Proceeds will be paid when:

- you surrender the policy;

- the last surviving insured dies; or

- the youngest insured's attained insurance age 100.

We pay all proceeds by check. We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on single sum death proceeds, from the date of the last surviving insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).

PAYMENT OPTIONS:
During an insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she can't.) You decide how much of the proceeds will be placed under each option (minimum:
$5,000). Any such amount will be transferred to IDS Life of New York's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also make a written request to us to change a prior choice of payment option or, if we agree to elect a payment option other than the three below, if we agree.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The remainder of the proceeds will be used to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of policy proceeds." All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal Taxes.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax, and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

40 PROSPECTUS

OPTION A -- INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain, or you may place them under a different payment option approved by us.

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

PAYMENT PERIOD   MONTHLY PAYMENT PER $1,000
(YEARS)          PLACED UNDER OPTION B

      10                    $9.61

      15                     6.87

      20                     5.51

      25                     4.71

      30                     4.18

We will furnish monthly amounts for other payment periods at your request without charge.

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years. The amount of each monthly payment per $1,000 placed under this option will be based on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's last birthday) minus an adjustment as follows:

CALENDAR YEAR OF                CALENDAR YEAR OF
PAYEE'S BIRTH      ADJUSTMENT   PAYEE'S BIRTH      ADJUSTMENT

Before 1920             0       1945-1949               6

1920-1924               1       1950-1959               7

1925-1929               2       1960-1969               8

1930-1934               3       1970-1979               9

1935-1939               4       1980-1989              10

1940-1944               5       After 1989             11

                                                                   41 PROSPECTUS

                  Payment of policy proceeds

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

ADJUSTED
  AGE                    LIFE INCOME PER $1,000 WITH
 PAYEE                     PAYMENTS GUARANTEED FOR
-------------------------------------------------------------------

                10 YEARS            15 YEARS           20 YEARS
           MALE       FEMALE    MALE     FEMALE    MALE     FEMALE
-------------------------------------------------------------------

   50      $4.22       $3.89    $4.17     $3.86    $4.08     $3.82

   55       4.62        4.22     4.53      4.18     4.39      4.11

   60       5.14        4.66     4.96      4.57     4.71      4.44

   65       5.81        5.22     5.46      5.05     5.02      4.79

   70       6.61        5.96     5.96      5.60     5.27      5.12

   75       7.49        6.89     6.38      6.14     5.42      5.35

DEFERRAL OF PAYMENTS:

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payments derive from a premium payment made by a check that has not cleared the banking system (good payment has not been collected);

- the NYSE is closed (other than customary weekend and holiday closings);

- in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 4% for the period of postponement.

42 PROSPECTUS

---------------------------------
                  Federal taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life of New York's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service
(IRS) currently interprets them; both the laws and their interpretation may change.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life of New York reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE OF NEW YORK'S TAX STATUS

IDS Life of New York is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life of New York, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life of New York, and therefore no charge is made against the subaccounts for federal income taxes. IDS Life of New York reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life of New York's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

                                                                   43 PROSPECTUS

                  Federal taxes

 SOURCE OF PROCEEDS                                 TAXABLE PORTION OF PRE-DEATH PROCEEDS
FULL SURRENDER:                                     Amount received plus any indebtedness, minus your
                                                    investment in the policy.*
------------------------------------------------------------------------------------------------------
LAPSE:                                              Any outstanding indebtedness minus your investment
                                                    in the policy.*
------------------------------------------------------------------------------------------------------
PARTIAL SURRENDERS                                  Lesser of:
(MODIFIED ENDOWMENTS):                              the amount received or policy value minus your
                                                    investment in the policy.*
------------------------------------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS                        Lesser of:
(MODIFIED ENDOWMENTS):                              the amount of the loan/assignment or policy value
                                                    minus your investment in the policy.*
------------------------------------------------------------------------------------------------------
PARTIAL SURRENDERS                                  Generally, if the amount received is greater than
(OTHER POLICIES):                                   your investment in the policy,* the amount in
                                                    excess of your investment is taxable. However,
                                                    during the first 15 policy years, a different
                                                    amount may be taxable if the partial surrender
                                                    results in or is necessitated by a reduction in
                                                    benefits.
------------------------------------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS                        None
(OTHER POLICIES):
------------------------------------------------------------------------------------------------------
PAYMENT OPTIONS:                                    If proceeds of the policy will be paid under one
                                                    of the payment options, see the "Payment option"
                                                    under "Payment of policy proceeds" section for tax
                                                    information.
------------------------------------------------------------------------------------------------------

  * The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

MODIFIED ENDOWMENT CONTRACTS

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

- you apply for it or materially change it on or after June 21, 1988 and

- the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification on the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

44 PROSPECTUS

REDUCTIONS IN BENEFITS: When benefits are reduced, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium that can be paid without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

DISTRIBUTIONS AFFECTED: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENTS: The IRS treats all modified endowments issued by the same insurer (or affiliated companies of the insurer) to the same owner during any calendar year are treated as one policy in determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value, or certain payment options may be subject to a 10% penalty tax unless:

- the distribution occurs after the owner attains age 59 1/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

POLICY SPLIT OPTION RIDER: The Policy Split Option Rider permits a policy to be split into two individual permanent plans of insurance then offered by IDS Life of New York for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual contracts that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the policy split option, it is important that you consult with a competent tax advisor regarding the possible consequences of a policy split.

INTEREST PAID ON POLICY LOANS: If the loan is used for personal purposes, such interest is not tax-deductible. Other rules apply if the loan is used for trade or business or investment purposes, or if the policy is owned by a business or a corporation.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

                                                                   45 PROSPECTUS

                  Federal taxes

OTHER TAXES: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

QUALIFIED RETIREMENT PLANS: The policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

46 PROSPECTUS

---------------------------------
                  IDS Life of New York

IDS Life of New York is a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Ave. Extension, Albany, NY 12203.

IDS Life of New York is licensed in New York and North Dakota, and it conducts a conventional life insurance business in the state of New York. All annuity contracts and insurance policies issued by IDS Life of New York, including the policy described in this prospectus, are non-participating.

OWNERSHIP

IDS Life of New York, a New York Corporation, is a wholly-owned subsidiary of IDS Life, a Minnesota Corporation, which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware Corporation, is a wholly-owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Mar. 31, 1999 were more than $219 billion.

STATE REGULATION

IDS Life of New York is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. IDS Life of New York files an annual statement in a prescribed form with New York's Department of Insurance. IDS Life of New York's books and accounts are subject to review by the New York Department of Insurance at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

DISTRIBUTION OF THE POLICY

American Express Financial Advisors Inc., a registered broker/dealer and an affiliate of IDS Life of New York, is the sole distributor of the policy. IDS Life of New York pays its representatives a commission of up to 50% of the initial target premium (annualized) when the policy is sold, plus 2% of all premiums in excess of the target premium. IDS Life of New York also pays approximately 27% of the total representative's commission to the field vice presidents and district sales managers of the selling representative.

                                                                   47 PROSPECTUS

                  IDS Life of New York

LEGAL PROCEEDINGS

A number of lawsuits have been filed against life and health insurers in jurisdictions in which we do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. IDS Life Insurance Company of New York, like other life and health insurers , from time to time are involved in such litigation. On October 13, 1998, an action entitled Richard W. And Elizabeth J. Thoresen vs. American Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was commenced in Minnesota state court. The action was brought by individuals who purchased an annuity in a qualified plan. They allege that the sale of annuities in tax-deferred contributory retirement investment plans (e.g., IRAs) is never appropriate. The plaintiffs purport to represent a class consisting of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount. IDS Life Insurance Company of New York also are defendants in various other lawsuits. In our opinion, none of these lawsuits will have a material adverse effect on our financial condition.

YEAR 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of IDS Life of New York and the variable account. IDS Life of New York and the variable account have no computer systems of their own but are dependent upon the systems of AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's target date for substantially completing corrective measures on business critical systems was Dec. 31, 1998. Substantial testing of these systems was targeted for completion early in 1999. AEFC currently is on track with this schedule an also is on track to finish the work on non-critical systems by June 30, 1999. The Year 2000 readiness of unaffiliated investment managers and other third parties whose system failures could have an impact on IDS Life of New York's and the variable account's operations continues to be evaluated. The potential materiality of any such impact is not known at this time.

AEFC's Year 2000 project includes establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system distuption, are in place for all key business units. These plans are being amended to include specific Year 2000 considerations and will continue to be refined throughout 1999 as additional information related to potential Year 2000 exposure is gathered.

48 PROSPECTUS

EXPERTS

Ernst & Young LLP, independent auditors, have audited the financial statements of IDS Life Insurance Company of New York at Dec. 31, 1998 and 1997, and for each of the three years in the period ended Dec. 31, 1998, and the individual and combined financial statements of the segregated asset subaccounts of the IDS Life of New York Account 8 -- Flexible Premium Survivorship Variable Life Subaccounts as of Dec. 31, 1998, and for each of the three years in the period then ended, except for the YGI and YNO subaccounts which are for each of the two years in the period ended Dec. 31, 1998 and the period Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Actuarial Director, Insurance Product Development as stated in his opinion filed as an exhibit to the Registration Statement.

                                                                   49 PROSPECTUS

---------------------------------
                  Management of IDS Life of New York

                ----------------------------------------------------------------
                 DIRECTORS

TIMOTHY V. BECHTOLD
Director since April 1999; president since 1998; vice president, Risk Management Products, IDS Life Insurance Company since January 1995; vice president, Insurance Product Development, IDS Life Insurance Company from May 1989 to December 1994.

MAUREEN A. BUCKLEY
Director since April 1999; vice president, chief operating officer and consumer affairs officer since 1998; chief operating officer and consumer affairs officer, American Centurion Life Assurance Company, since March 1995; supervisor, IDS Life of New York from September 1989 to March 1995.

RODNEY P. BURWELL
Director since April 1999; chairman, Xerxes Corporation (manufacturing), since 1969.

JOHN R. CATTAU
Director since April 1999; vice president, American Express Financial Direct, since November 1997; manager, American Express Financial Direct from June 1992 to November 1997.

ROBERT R. GREW
Lawyer and Partner, Carter, Ledyard & Milburn, NYC, since 1957.

JEAN B. KEFFELER
Director since April 1999; business and management consultant since 1991.

RICHARD W. KLING
President and chairman of the board, IDS Life of New York, since April 1994; director, IDS Life, since February 1984; President, IDS Life, since March 1994; executive vice president, Marketing and Products, IDS Life, from January 1988 to March 1994; senior vice president, Risk Management Products, AEFC, since May 1994; vice president, AEFC, from January 1988 to May 1994; director and president of IDS Life Series Fund, Inc.; chairman of the board of managers and president of IDS Life Variable Annuity Funds A and B.

THOMAS R. MCBURNEY
Director since April 1999; president, McBurney Management Associates, since
1990.

EDWARD J. MUHL
Director since April 1999; vice chairman, Peterson Consulting LLC, since January 1997; superintendent of insurance, New York State from January 1995 to December 1996; senior vice president, Reliance Insurance Group from November 1991 to January 1995.

THOMAS V. NICOLOSI
Director since October 1996; group vice president, AEFA, from January 1995 to present; field vice president, AEFA, from January 1988 to December 1994.

STEPHEN P. NORMAN
Secretary, American Express, since 1982.

RICHARD M. STARR
Director since October 1996; managing counsel, American Express Company, since March 1995; senior counsel, American Express Company, from May 1992 to March 1995; counsel, American Express Company, from June 1989 to May 1992.

MICHAEL R. WOODWARD
Senior vice president, Field Management, AEFC, since June 1991; region vice president, Atlantic Region, AEFC, from 1988 to June 1991.

50 PROSPECTUS

--------------------------------------------------------------------------------
 PRINCIPAL OFFICERS OTHER THAN DIRECTORS

MARIO ALAIA
Claims officer and assistant secretary since 1988.

DARRELL C. BECKSTROM
Underwriting officer since 1994; underwriting technical manager, IDS Life, since 1990; senior underwriter, IDS Life, from 1987 to 1992.

JEFFREY W. SULLIVAN, M.D.
Medical director since 1998.

LORRAINE R. HART
Investment officer since March 1992; vice president, Insurance Investments, IDS Life, since October 1989.

ERIC L. MARHOUN
General Counsel and secretary since 1998; group counsel and vice president, AEFA, since 1997; counsel, AEFA, from 1996 to 1997; associate counsel, AEFA, from 1995 to 1996; associate, Meagher & Gear, from 1991 to 1995.

F. DALE SIMMONS
Vice president and assistant treasurer since 1994; vice president and senior portfolio manager, Insurance Investments, AEFC, since 1990.

WILLIAM A. STOLTZMANN
Counsel and assistant secretary since March 1990.

The officers, employees and sales force of IDS Life of New York are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the leading underwriter.

                                                                   51 PROSPECTUS

---------------------------------
                  Other fund managers

A I M ADVISORS, INC.

A I M Advisors, Inc. ("AIM") serves as the fund's investment advisor. AIM has acted as an advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 110 investment portfolios encompassing a broad range of investment objectives.

PUTNAM INVESTMENT MANAGEMENT, INC.

Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with nearly $222 billion in assets under management at Dec. 31, 1998.

52 PROSPECTUS

------------------------------
                  Other information

The variable account has filed a registration statement has been filed with the SEC. For further information concerning the policy, its separate account (the variable account) and IDS Life of New York, please refer to the registration statement. You can find the registration statement on the SEC's website at http://www.sec.gov.

SUBSTITUTION OF INVESTMENTS

We may change the funds from which the subaccounts buy shares if: the existing funds become unavailable; or in the judgment of IDS Life of New York, the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, IDS Life of New York may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. IDS Life of New York will notify owners within five days of any substitution or change.

                                                                   53 PROSPECTUS

                  Other information

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, such as election of directors of IDS Life of New York Series Fund, all shares of the IDS Life of New York Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life of New York Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life of New York is the owner of all fund shares and therefore holds all voting rights. However, IDS Life of New York will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life of New York also will vote fund shares that are not otherwise attributable to owners the same proportion as those shares in that subaccount for which we receive instructions.

54 PROSPECTUS

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life of New York may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life of New York does disregard voting instructions, we will advise you of that action and the reasons for it in our next report to owners.

Fractional votes are counted. You will receive notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

If required by state insurance officials, IDS Life of New York of New York may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. In addition, IDS Life of New York of New York itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the funds, if IDS Life of New York of New York reasonably disapproves such changes in accordance with applicable federal regulations. If IDS Life of New York of New York does disregard voting instructions, it will, in its next report to owners, advise them of that action and the reasons for it.

REPORTS

At least once a year IDS Life of New York will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

                                                                   55 PROSPECTUS

---------------------------------
                  Policy illustrations

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a male insurance age 55 and a female insurance age 55, both nonsmokers, if:

- the annual rate of return of the fund is 0%, 6% or 12%.

- the cost of insurance rates are current rates or guaranteed rates.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results would also differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual ages of the persons you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

UNDERSTANDING THE ILLUSTRATIONS:

RATES OF RETURN: assumes uniform, gross, after-tax, annual rates of 0%, 6%, or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole, but differed across individual funds.

INSUREDS: assumes a male insurance age 55 and a female insurance age 55, in a standard risk classification, qualifying for the nonsmoker rate. Results would be lower if one or both of the insureds were in a substandard risk classification or did not qualify for the non-smoker rate.

PREMIUMS: assumes a $15,000 premium to be paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

POLICY LOANS AND PARTIAL WITHDRAWALS: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

56 PROSPECTUS

EFFECT OF EXPENSES AND CHARGES: The death benefit, policy value and cash surrender value reflect the following charges:

- Sales charge: 7.25% of all premiums paid.

- Premium tax charge: 1.0% of each premium payment.

- Federal tax charge: 1.25% of each premium payment.

- Cost of insurance charge for the sex, age and risk classification for each insured.

- Policy fee: $30 per month ($30 per month guaranteed maximum).

- The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund because we deducted expenses paid by the fund and charges made against the subaccounts. These include:

- the daily investment management fee paid by the funds, assumed to be equivalent to an annual rate of 0.7% of the fund's aggregate average daily net assets; the assumed investment managerment fee is approximately equal to a simple average of the investment management fees of the funds available under the policy. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees and charges section of the prospectus for additional information;

- the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually; and

- a nonadvisory expense charge paid by the funds, assumed to be equivalent to an annual rate of 0.1% of each funds aggregate average daily net assets for direct expenses incurred by the fund; currently, this is the maximum direct expenses the fund will incur after IDS Life limits the direct expenses of some funds. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees and charges section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

                  NET ANNUAL RATE OF        NET ANNUAL RATE OF
GROSS ANNUAL      RETURN FOR                RETURN FOR "CURRENT
INVESTMENT RATE   "GUARANTEED COSTS         COSTS ASSUMED"
OF RETURN         ASSUMED" ILLUSTRATION     ILLUSTRATION
           0%                 -1.69%                   -1.69%
           6                   4.21                     4.21
          12                  10.11                    10.11

TAXES: Results shown in the tables reflect the fact that IDS Life of New York does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

                                                                   57 PROSPECTUS

                 Policy illustrations

ILLUSTRATION
       ------------------------------------------------------------------------------------------------------------------

INITIAL SPECIFIED AMOUNT
$1,000,000                                           MALE - INSURANCE AGE 55 - NONSMOKER             CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                              FEMALE - INSURANCE AGE 55 - NONSMOKER            ANNUAL PREMIUM $15,000
       ------------------------------------------------------------------------------------------------------------------
       PREMIUM
       ACCUMULATED        DEATH BENEFIT                             POLICY VALUE ASSUMING            CASH SURRENDER VALUE
END OF WITH ANNUAL        ASSUMING HYPOTHETICAL GROSS               HYPOTHETICAL GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
POLICY INTEREST           ANNUAL INVESTMENT RETURN OF               INVESTMENT RETURN OF             ANNUAL INVESTMENT RETURN OF
YEAR   AT 5%                  0%            6%           12%        0%        6%          12%          0%         6%         12%
--------------------------------------------------------------------------------------------------------------------------------
     1    $15,750     $1,000,000    $1,000,000    $1,000,000   $12,873   $13,658      $14,444      $8,873     $9,658     $10,444
     2     32,288      1,000,000     1,000,000     1,000,000    25,530    27,894       30,351      21,530     23,894      26,351
     3     49,652      1,000,000     1,000,000     1,000,000    37,861    42,613       47,748      33,861     38,613      43,748
     4     67,884      1,000,000     1,000,000     1,000,000    49,762    57,726       66,673      45,762     53,726      62,673
     5     87,029      1,000,000     1,000,000     1,000,000    61,357    73,370       87,406      57,357     69,370      83,406

     6    107,130      1,000,000     1,000,000     1,000,000    72,345    89,348      109,911      68,835     85,748     106,311
     7    128,237      1,000,000     1,000,000     1,000,000    83,118   105,796      134,496      79,918    102,596     131,296
     8    150,398      1,000,000     1,000,000     1,000,000    93,206   122,528      161,172      90,406    119,728     158,372
     9    173,668      1,000,000     1,000,000     1,000,000   102,715   139,571      190,184     100,315    137,171     187,784
    10    198,102      1,000,000     1,000,000     1,000,000   111,665   156,958      221,800     109,665    154,958     219,800

    11    223,757      1,000,000     1,000,000     1,000,000   119,966   174,619      256,230     118,366    173,019     254,630
    12    250,695      1,000,000     1,000,000     1,000,000   127,742   192,687      293,902     126,542    191,487     292,702
    13    278,979      1,000,000     1,000,000     1,000,000   134,904   211,101      335,108     134,104    210,301     334,308
    14    308,678      1,000,000     1,000,000     1,000,000   141,366   229,807      380,196     140,966    229,407     379,796
    15    339,682      1,000,000     1,000,000     1,000,000   147,249   248,938      429,722     147,249    248,938     429,722

    20    520,789      1,000,000     1,000,000     1,000,000   167,997   352,728      766,596     167,997    352,728     766,596
    25    751,502      1,000,000     1,000,000     1,390,706   157,050   461,226    1,324,482     157,050    461,226   1,324,482
    30  1,046,412      1,000,000     1,000,000     2,327,541    53,339   547,683    2,216,705      53,339    547,683   2,216,705
    35  1,422,545              0     1,000,000     3,792,346         0   561,352    3,611,758           0    561,352   3,611,758
    40  1,902,596              0     1,000,000     6,052,646         0   425,780    5,764,425           0    425,780   5,764,425
    45  2,515,277              0             0     9,254,030         0         0    9,162,406           0          0   9,162,406

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CAN NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

58 PROSPECTUS

ILLUSTRATION
       ------------------------------------------------------------------------------------------------------------------

INITIAL SPECIFIED AMOUNT
$1,000,000                                           MALE - INSURANCE AGE 55 - NONSMOKER              CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                              FEMALE - INSURANCE AGE 55 - NONSMOKER             ANNUAL PREMIUM $15,000
       ------------------------------------------------------------------------------------------------------------------
        PREMIUM                                                                                       CASH SURRENDER
        ACCUMULATED         DEATH BENEFIT ASSUMING                 POLICY VALUE ASSUMING              VALUE ASSUMING HYPOTHETICAL
END OF  WITH ANNUAL         HYPOTHETICAL GROSS ANNUAL              HYPOTHETICAL GROSS ANNUAL          GROSS ANNUAL INVESTMENT
POLICY  INTEREST            INVESTMENT RETURN OF                   INVESTMENT RETURN OF               RETURN OF
YEAR    AT 5%                  0%           6%          12%         0%         6%          12%         0%         6%          12%
---------------------------------------------------------------------------------------------------------------------------------
     1      $15,750    $1,000,000   $1,000,000   $1,000,000    $12,873    $13,658      $14,444     $8,873     $9,658      $10,444
     2       32,288     1,000,000    1,000,000    1,000,000     25,530     27,894       30,351     21,530     23,894       26,351
     3       49,652     1,000,000    1,000,000    1,000,000     37,861     42,613       47,748     33,861     38,613       43,748
     4       67,884     1,000,000    1,000,000    1,000,000     49,762     57,726       66,673     45,762     53,726       62,673
     5       87,029     1,000,000    1,000,000    1,000,000     61,357     73,370       87,406     57,357     69,370       83,406

     6      107,130     1,000,000    1,000,000    1,000,000     72,345     89,348      109,911     68,835     85,748      106,311
     7      128,237     1,000,000    1,000,000    1,000,000     83,118    105,796      134,496     79,918    102,596      131,296
     8      150,398     1,000,000    1,000,000    1,000,000     93,206    122,528      161,172     90,406    119,728      158,372
     9      173,668     1,000,000    1,000,000    1,000,000    102,715    139,571      190,184    100,315    137,171      187,784
    10      198,102     1,000,000    1,000,000    1,000,000    111,560    156,855      221,701    109,560    154,855      219,701

    11      223,757     1,000,000    1,000,000    1,000,000    119,550    174,206      255,834    117,950    172,606      254,234
    12      250,695     1,000,000    1,000,000    1,000,000    126,712    191,660      292,919    125,512    190,460      291,719
    13      278,979     1,000,000    1,000,000    1,000,000    132,862    209,056      333,162    132,062    208,256      332,362
    14      308,678     1,000,000    1,000,000    1,000,000    137,924    226,334      376,912    137,524    225,934      376,512
    15      339,682     1,000,000    1,000,000    1,000,000    141,819    243,440      424,586    141,819    243,440      424,586

    20      520,789     1,000,000    1,000,000    1,000,000    133,698    318,689      740,657    133,698    318,689      740,657
    25      751,502     1,000,000    1,000,000    1,332,763     28,958    338,168    1,269,298     28,958    338,168    1,269,298
    30    1,046,412     1,000,000    1,000,000    2,213,730          0    192,246    2,108,314          0    192,246    2,108,314
    35    1,422,545             0    1,000,000    3,556,762          0          0    3,387,393          0          0    3,387,393
    40    1,902,596             0    1,000,000    5,532,845          0          0    5,269,376          0          0    5,269,376
    45    2,515,277             0            0    8,165,971          0          0    8,085,120          0          0    8,085,120

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CAN NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                   59 PROSPECTUS

                 Policy illustrations

ILLUSTRATION
      ------------------------------------------------------------------------------------------------------------------

INITIAL SPECIFIED AMOUNT
$1,000,000                                         MALE - INSURANCE AGE 55 - NONSMOKER              CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 2                            FEMALE - INSURANCE AGE 55 - NONSMOKER             ANNUAL PREMIUM $15,000
      ------------------------------------------------------------------------------------------------------------------
       PREMIUM                                                                                      CASH SURRENDER
       ACCUMULATED        DEATH BENEFIT ASSUMING                 POLICY VALUE ASSUMING              VALUE ASSUMING HYPOTHETICAL
END OF WITH ANNUAL        HYPOTHETICAL GROSS ANNUAL              HYPOTHETICAL GROSS ANNUAL          GROSS ANNUAL INVESTMENT
POLICY INTEREST           INVESTMENT RETURN OF                   INVESTMENT RETURN OF               RETURN OF
YEAR   AT 5%                 0%           6%          12%         0%         6%          12%         0%         6%          12%
-------------------------------------------------------------------------------------------------------------------------------
     1    $15,750    $1,012,871   $1,013,656   $1,014,442    $12,871    $13,656      $14,442     $8,871     $9,656      $10,442
     2     32,288     1,025,525    1,027,888    1,030,345     25,525     27,888       30,345     21,525     23,888       26,345
     3     49,652     1,037,847    1,042,598    1,047,730     37,847     42,598       47,730     33,847     38,598       43,730
     4     67,884     1,049,725    1,057,682    1,066,621     49,725     57,682       66,621     45,725     53,682       62,621
     5     87,029     1,061,283    1,073,280    1,087,296     61,283     73,280       87,296     57,283     69,280       83,296

     6    107,130     1,072,292    1,089,168    1,109,685     72,292     89,168      109,685     68,692     85,568      106,085
     7    128,237     1,082,878    1,105,481    1,134,085     82,878    105,481      134,085     79,678    102,281      130,885
     8    150,398     1,092,812    1,121,993    1,160,449     92,812    121,993      160,449     90,012    119,193      157,649
     9    173,668     1,102,104    1,138,711    1,188,975    102,104    138,711      188,975     99,704    136,311      186,575
    10    198,102     1,110,766    1,155,644    1,219,882    110,766    155,644      219,882    108,766    153,644      217,882

    11    223,757     1,118,690    1,172,680    1,253,285    118,690    172,680      253,285    117,090    171,080      251,685
    12    250,695     1,126,006    1,189,945    1,289,563    126,006    189,945      289,563    124,806    188,745      288,363
    13    278,979     1,132,607    1,207,327    1,328,880    132,607    207,327      328,880    131,807    206,527      328,080
    14    308,678     1,138,386    1,224,708    1,371,418    138,386    224,708      371,418    137,986    224,308      371,018
    15    339,862     1,143,475    1,242,210    1,417,630    143,475    242,210      417,630    143,475    242,210      417,630

    20    520,789     1,158,144    1,330,920    1,717,417    158,144    330,920      717,417    158,144    330,920      717,417
    25    751,502     1,135,016    1,398,674    2,156,241    135,016    398,674    1,156,241    135,016    398,674    1,156,241
    30  1,046,412     1,012,373    1,366,625    2,735,967     12,373    366,625    1,735,967     12,373    366,625    1,735,967
    35  1,422,545             0    1,085,371    3,399,883          0     85,371    2,399,883          0     85,371    2,399,883
    40  1,902,596             0            0    4,166,038          0          0    3,166,038          0          0    3,166,038
    45  2,515,277             0            0    4,610,673          0          0    3,610,673          0          0    3,610,673

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CAN NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

60 PROSPECTUS

ILLUSTRATION
      ------------------------------------------------------------------------------------------------------------------

INITIAL SPECIFIED AMOUNT
$1,000,000                                         MALE - INSURANCE AGE 55 - NONSMOKER              GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 2                            FEMALE - INSURANCE AGE 55 - NONSMOKER             ANNUAL PREMIUM $15,000
      ------------------------------------------------------------------------------------------------------------------
       PREMIUM
       ACCUMULATED                                                                                CASH SURRENDER VALUE ASSUMING
END OF WITH ANNUAL    DEATH BENEFIT ASSUMING HYPOTHETICAL              POLICY VALUE ASSUMING
POLICY INTEREST                                     GROSS                 HYPOTHETICAL GROSS                 HYPOTHETICAL GROSS
YEAR   AT 5%                 0%           6%          12%         0%         6%          12%         0%         6%          12%
-------------------------------------------------------------------------------------------------------------------------------
     1    $15,750    $1,012,871   $1,013,656   $1,014,442    $12,871    $13,656      $14,442     $8,871     $9,656      $10,442
     2     32,288     1,025,525    1,027,888    1,030,345     25,525     27,888       30,345     21,525     23,888       26,345
     3     49,652     1,037,847    1,042,598    1,047,730     37,847     42,598       47,730     33,847     38,598       43,730
     4     67,884     1,049,725    1,057,682    1,066,621     49,725     57,682       66,621     45,725     53,682       62,621
     5     87,029     1,061,283    1,073,280    1,087,296     61,283     73,280       87,296     57,283     69,280       83,296

     6    107,130     1,072,292    1,089,168    1,109,685     72,292     89,168      109,685     68,692     85,568      106,085
     7    128,237     1,082,878    1,105,481    1,134,085     82,878    105,481      134,085     79,678    102,281      130,885
     8    150,398     1,092,812    1,121,993    1,160,449     92,812    121,993      160,449     90,012    119,193      157,649
     9    173,668     1,102,104    1,138,711    1,188,975    102,104    138,711      188,975     99,704    136,311      186,575
    10    198,102     1,110,648    1,155,522    1,219,756    110,648    155,522      219,756    108,648    153,522      217,756

    11    223,757     1,118,218    1,172,186    1,252,769    118,218    172,186      252,769    116,618    170,586      251,169
    12    250,695     1,124,832    1,188,697    1,288,238    124,832    188,697      288,238    123,632    187,497      287,038
    13    278,979     1,130,268    1,204,803    1,326,162    130,268    204,803      326,162    129,468    204,003      325,362
    14    308,678     1,134,428    1,220,367    1,366,663    134,428    220,367      366,663    134,028    219,967      366,263
    15    339,862     1,137,214    1,235,241    1,409,875    137,214    235,241      409,875    137,214    235,241      409,875

    20    520,789     1,118,740    1,284,564    1,662,467    118,740    284,564      662,467    118,740    284,564      662,467
    25    751,502             0    1,227,701    1,937,570          0    227,701      937,570          0    227,701      937,570
    30  1,046,412             0            0    2,126,774          0          0    1,126,774          0          0    1,126,774
    35  1,422,545             0            0    1,994,219          0          0      994,219          0          0      994,219
    40  1,902,596             0            0    1,170,462          0          0      170,462          0          0      170,462
    45  2,515,277             0            0            0          0          0            0          0          0            0

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CAN NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                   61 PROSPECTUS

 LIFE SUBACCOUNTS IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE

 Annual Financial Information
--------------------------------------------------------------------------------

 REPORT OF INDEPENDENT AUDITORS

 The Board of Directors
 IDS Life Insurance Company of New York

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life of New York Account 8 -- Flexible Premium Survivorship Variable Life Subaccounts (comprised of subaccounts YEQ, YIN, YMM, YMA, YGS, YIT, YGI, and YNO) as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended, except for the YGI and YNO subaccounts which are for each of the two years in the period ended December 31, 1998 and the period November 22, 1996 (commencement of operations) to December 31, 1996. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life of New York Account 8 -- Flexible Premium Survivorship Variable Life Subaccounts at December 31, 1998 and the individual and combined results of its operations and the changes in their net assets for the periods described above, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Minneapolis, Minnesota
March 12, 1999

62 PROSPECTUS

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF NET ASSETS                                        DEC. 31, 1998

                                                    SEGREGATED ASSET SUBACCOUNTS
                                      ---------------------------------------------------------
ASSETS                                    YEQ            YIN            YMM            YMA
-----------------------------------------------------------------------------------------------
Investments in shares of mutual
funds and portfolios:
  at cost...........................  $ 46,849,448   $  5,830,340   $  1,723,077   $ 32,861,156
                                      ---------------------------------------------------------
  at market value...................  $ 55,368,602   $  5,832,910   $  1,723,084   $ 39,393,317
Dividends receivable................            --         32,128          6,722             --
Accounts receivable from IDS Life of
New York for contract purchase
payments............................            --             --          2,852         59,866
Receivable from mutual funds and
portfolios for redemptions..........        80,183          1,154             --             --
-----------------------------------------------------------------------------------------------
Total assets........................    55,448,785      5,866,192      1,732,658     39,453,183
-----------------------------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------------------------
Payable to IDS Life of New York for:
Mortality and expense risk fee......        42,210          4,440          1,291         29,990
Contract terminations...............        37,973          1,154             --         16,130
Payable to mutual funds and
portfolios for investments
purchased...........................            --         27,688          8,283         13,746
-----------------------------------------------------------------------------------------------
Total liabilities...................        80,183         33,282          9,574         59,866
-----------------------------------------------------------------------------------------------
Net assets applicable to Variable
Life contracts in accumulation
period..............................  $ 55,368,602   $  5,832,910   $  1,723,084   $ 39,393,317
-----------------------------------------------------------------------------------------------
ACCUMULATION UNITS OUTSTANDING......    13,469,431      2,465,891      1,054,652      9,922,663
-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER ACCUMULATION
UNIT................................  $       4.11   $       2.37   $       1.63   $       3.97
-----------------------------------------------------------------------------------------------

                                                    SEGREGATED ASSET SUBACCOUNTS                    COMBINED
                                      ---------------------------------------------------------     VARIABLE
ASSETS                                    YGS            YIT            YGI            YNO          ACCOUNT
------------------------------------  ------------------------------------------------------------------------
Investments in shares of mutual
funds and portfolios:
  at cost...........................  $    667,325   $ 11,348,937   $  8,036,049   $  6,579,048   $113,895,380
                                      ------------------------------------------------------------------------
  at market value...................  $    678,711   $ 13,036,245   $  9,799,075   $  8,058,453   $133,890,397
Dividends receivable................         2,770             --             --             --         41,620
Accounts receivable from IDS Life of
New York for contract purchase
payments............................            --          1,877         15,834         11,802         92,231
Receivable from mutual funds and
portfolios for redemptions..........           117          8,006             --             --         89,460
------------------------------------  ------------------------------------------------------------------------
Total assets........................       681,598     13,046,128      9,814,909      8,070,255    134,113,708
------------------------------------  ------------------------------------------------------------------------
LIABILITIES
------------------------------------  ------------------------------------------------------------------------
Payable to IDS Life of New York for:
Mortality and expense risk fee......           496          9,883          7,328          5,992        101,630
Contract terminations...............           117             --             --             --         55,374
Payable to mutual funds and
portfolios for investments
purchased...........................         2,274             --         15,834         11,802         79,627
------------------------------------  ------------------------------------------------------------------------
Total liabilities...................         2,887          9,883         23,162         17,794        236,631
------------------------------------  ------------------------------------------------------------------------
Net assets applicable to Variable
Life contracts in accumulation
period..............................  $    678,711   $ 13,036,245   $  9,791,747   $  8,052,461   $133,877,077
------------------------------------  ------------------------------------------------------------------------
ACCUMULATION UNITS OUTSTANDING......       300,137      6,172,923      6,205,902      5,471,531
------------------------------------  ------------------------------------------------------------------------
NET ASSET VALUE PER ACCUMULATION
UNIT................................  $       2.26   $       2.11   $       1.58   $       1.47
------------------------------------  ------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                   63 PROSPECTUS

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF OPERATIONS                             YEAR ENDED DEC. 31, 1998

                                                    SEGREGATED ASSET SUBACCOUNTS
                                      ---------------------------------------------------------
INVESTMENT INCOME                         YEQ            YIN            YMM            YMA
-----------------------------------------------------------------------------------------------
Dividend income from mutual funds
andportfolios.......................  $  7,962,668   $    394,066   $     67,725   $  3,113,690
-----------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee......       437,714         48,402         12,392        317,793
-----------------------------------------------------------------------------------------------
Investment income (loss) -- net.....     7,524,954        345,664         55,333      2,795,897
-----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET
-----------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
investments in
mutual funds and portfolios:
Proceeds from sales.................       881,803        622,887      1,840,441        810,846
Cost of investments sold............       697,183        613,975      1,840,441        694,915
-----------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments.........................       184,620          8,912             --        115,931
Net change in unrealized
appreciation or
depreciation of investments.........    (3,495,686)      (117,407)             2      1,593,673
-----------------------------------------------------------------------------------------------
Net gain (loss) on investments......    (3,311,066)      (108,495)             2      1,709,604
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting
from operations.....................  $  4,213,888   $    237,169   $     55,335   $  4,505,501
-----------------------------------------------------------------------------------------------

                                                    SEGREGATED ASSET SUBACCOUNTS                    COMBINED
                                      ---------------------------------------------------------     VARIABLE
INVESTMENT INCOME                         YGS            YIT            YGI            YNO          ACCOUNT
------------------------------------  ------------------------------------------------------------------------
Dividend income from mutual funds
andportfolios.......................  $     36,677   $    530,817   $    130,855   $     52,867   $ 12,289,365
------------------------------------  ------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee......         5,325        101,270         54,253         44,663      1,021,812
------------------------------------  ------------------------------------------------------------------------
Investment income (loss) -- net.....        31,352        429,547         76,602          8,204     11,267,553
------------------------------------  ------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET
------------------------------------  ------------------------------------------------------------------------
Realized gain (loss) on sales of
investments in
mutual funds and portfolios:
Proceeds from sales.................       118,640        292,083         13,030         17,330      4,597,060
Cost of investments sold............       117,394        264,666         11,208         16,292      4,256,074
------------------------------------  ------------------------------------------------------------------------
Net realized gain (loss) on
investments.........................         1,246         27,417          1,822          1,038        340,986
Net change in unrealized
appreciation or
depreciation of investments.........         9,354      1,434,548      1,579,781      1,225,925      2,230,190
------------------------------------  ------------------------------------------------------------------------
Net gain (loss) on investments......        10,600      1,461,965      1,581,603      1,226,963      2,571,176
------------------------------------  ------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting
from operations.....................  $     41,952   $  1,891,512   $  1,658,205   $  1,235,167   $ 13,838,729
------------------------------------  ------------------------------------------------------------------------

See accompanying notes to financial statements.

64 PROSPECTUS

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF OPERATIONS                             YEAR ENDED DEC. 31, 1997

                                                    SEGREGATED ASSET SUBACCOUNTS
                                      ---------------------------------------------------------
INVESTMENT INCOME                         YEQ            YIN            YMM            YMA
-----------------------------------------------------------------------------------------------
Dividend income from mutual funds
and portfolios......................  $  1,459,523   $    322,998   $     49,171   $  2,754,122
-----------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee......       354,681         40,932          8,873        257,676
-----------------------------------------------------------------------------------------------
Investment income (loss) -- net.....     1,104,842        282,066         40,298      2,496,446
-----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET
-----------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
investments in
mutual funds and portfolios:
Proceeds from sales.................       751,190        476,335      1,548,607        679,787
Cost of investments sold............       596,675        465,590      1,548,623        571,899
-----------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments.........................       154,515         10,745            (16)       107,888
Net change in unrealized
appreciation or
depreciation of investments.........     5,965,530         17,158              5      1,711,453
-----------------------------------------------------------------------------------------------
Net gain (loss) on investments......     6,120,045         27,903            (11)     1,819,341
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting
from operations.....................  $  7,224,887   $    309,969   $     40,287   $  4,315,787
-----------------------------------------------------------------------------------------------

                                                    SEGREGATED ASSET SUBACCOUNTS                    COMBINED
                                      ---------------------------------------------------------     VARIABLE
INVESTMENT INCOME                         YGS            YIT            YGI            YNO          ACCOUNT
------------------------------------  ------------------------------------------------------------------------
Dividend income from mutual funds
and portfolios......................  $     37,545   $    209,995   $      3,724   $         --   $  4,837,078
------------------------------------  ------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee......         4,929         62,452         11,474         10,317        751,334
------------------------------------  ------------------------------------------------------------------------
Investment income (loss) -- net.....        32,616        147,543         (7,750)       (10,317)     4,085,744
------------------------------------  ------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET
------------------------------------  ------------------------------------------------------------------------
Realized gain (loss) on sales of
investments in
mutual funds and portfolios:
Proceeds from sales.................       227,327        544,898         52,916         56,134      4,337,194
Cost of investments sold............       227,369        504,067         50,365         53,706      4,018,294
------------------------------------  ------------------------------------------------------------------------
Net realized gain (loss) on
investments.........................           (42)        40,831          2,551          2,428        318,900
Net change in unrealized
appreciation or
depreciation of investments.........         7,613         80,848        180,079        253,559      8,216,245
------------------------------------  ------------------------------------------------------------------------
Net gain (loss) on investments......         7,571        121,679        182,630        255,987      8,535,145
------------------------------------  ------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting
from operations.....................  $     40,187   $    269,222   $    174,880   $    245,670   $ 12,620,889
------------------------------------  ------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                   65 PROSPECTUS

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF OPERATIONS                             YEAR ENDED DEC. 31, 1996

                                                    SEGREGATED ASSET SUBACCOUNTS
                                      ---------------------------------------------------------
INVESTMENT INCOME                         YEQ            YIN            YMM            YMA
-----------------------------------------------------------------------------------------------
Dividend income from mutual funds
and portfolios......................  $  4,256,160   $    252,288   $     27,500   $  1,556,968
-----------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee......       238,970         34,107          4,683        188,866
-----------------------------------------------------------------------------------------------
Investment income (loss) -- net.....     4,017,190        218,181         22,817      1,368,102
-----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET
-----------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
investments in
mutual funds and portfolios:
Proceeds from sales.................       810,674        299,105      1,020,483        594,770
Cost of investments sold............       647,479        295,360      1,020,488        527,763
-----------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments.........................       163,195          3,745             (5)        67,007
Net change in unrealized
appreciation or
depreciation of investments.........       227,037       (101,695)             3      1,242,208
-----------------------------------------------------------------------------------------------
Net gain (loss) on investments......       390,232        (97,950)            (2)     1,309,215
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting
from operations.....................  $  4,407,422   $    120,231   $     22,815   $  2,677,317
-----------------------------------------------------------------------------------------------

                                                    SEGREGATED ASSET SUBACCOUNTS                    COMBINED
                                      ---------------------------------------------------------     VARIABLE
INVESTMENT INCOME                         YGS            YIT            YGI*           YNO*         ACCOUNT
------------------------------------  ------------------------------------------------------------------------
Dividend income from mutual funds
and portfolios......................  $     38,169   $    369,589   $        284   $        --    $ 6,500,958
------------------------------------  ------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee......         5,146         25,967             55            33        497,827
------------------------------------  ------------------------------------------------------------------------
Investment income (loss) -- net.....        33,023        343,622            229           (33)     6,003,131
------------------------------------  ------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET
------------------------------------  ------------------------------------------------------------------------
Realized gain (loss) on sales of
investments in
mutual funds and portfolios:
Proceeds from sales.................       118,200        705,857          1,783            --      3,550,872
Cost of investments sold............       119,926        698,109          1,743            --      3,310,868
------------------------------------  ------------------------------------------------------------------------
Net realized gain (loss) on
investments.........................        (1,726)         7,748             40            --        240,004
Net change in unrealized
appreciation or
depreciation of investments.........       (29,290)        (5,575)         3,166           (79)     1,335,775
------------------------------------  ------------------------------------------------------------------------
Net gain (loss) on investments......       (31,016)         2,173          3,206           (79)     1,575,779
------------------------------------  ------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting
from operations.....................  $      2,007   $    345,795   $      3,435   $      (112)   $ 7,578,910
------------------------------------  ------------------------------------------------------------------------

* For the period Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996.

See accompanying notes to financial statements.

66 PROSPECTUS

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                  YEAR ENDED DEC. 31, 1998

                                                    SEGREGATED ASSET SUBACCOUNTS
                                      ---------------------------------------------------------
OPERATIONS                                YEQ            YIN            YMM            YMA
-----------------------------------------------------------------------------------------------
Investment income (loss) -- net.....  $  7,524,954   $    345,664   $     55,333   $  2,795,897
Net realized gain (loss) on
investments.........................       184,620          8,912             --        115,931
Net change in unrealized
appreciation or
depreciation of investments.........    (3,495,686)      (117,407)             2      1,593,673
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations....     4,213,888        237,169         55,335      4,505,501
-----------------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS
-----------------------------------------------------------------------------------------------
Contract purchase payments..........     8,276,481        873,654        656,161      5,414,963
Net transfers*......................     1,632,511        306,683            244        672,497
Transfers for policy loans..........      (597,388)       (59,506)        16,135       (474,625)
Policy charges......................    (2,260,287)      (322,016)      (138,571)    (1,734,889)
Contract terminations:
Surrender benefits..................    (1,145,779)      (114,726)        (5,617)      (706,720)
Death benefits......................       (91,634)       (28,592)       (13,421)       (72,095)
-----------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions........................     5,813,904        655,497        514,931      3,099,131
-----------------------------------------------------------------------------------------------
Net assets at beginning of year.....    45,340,810      4,940,244      1,152,818     31,788,685
-----------------------------------------------------------------------------------------------
Net assets at end of year...........  $ 55,368,602   $  5,832,910   $  1,723,084   $ 39,393,317
-----------------------------------------------------------------------------------------------

ACCUMULATION UNIT ACTIVITY
-----------------------------------------------------------------------------------------------
Units outstanding at beginning of
year................................    11,923,765      2,183,554        734,855      9,079,176
Contracts purchase payments.........     2,194,522        376,239        409,620      1,478,004
Net transfers*......................       434,065        132,004         (1,409)       183,037
Transfers for policy loans..........      (157,095)       (25,559)        10,000       (130,705)
Policy charges......................      (598,903)      (138,639)       (86,424)      (474,255)
Contract terminations:
Surrender benefits..................      (303,797)       (49,418)        (3,504)      (193,111)
Death benefits......................       (23,126)       (12,290)        (8,486)       (19,483)
-----------------------------------------------------------------------------------------------
Units outstanding at end of year....    13,469,431      2,465,891      1,054,652      9,922,663
-----------------------------------------------------------------------------------------------

                                                    SEGREGATED ASSET SUBACCOUNTS                    COMBINED
                                      ---------------------------------------------------------     VARIABLE
OPERATIONS                                YGS            YIT            YGI            YNO          ACCOUNT
------------------------------------  ------------------------------------------------------------------------
Investment income (loss) -- net.....  $     31,352   $    429,547   $     76,602   $      8,204   $ 11,267,553
Net realized gain (loss) on
investments.........................         1,246         27,417          1,822          1,038        340,986
Net change in unrealized
appreciation or
depreciation of investments.........         9,354      1,434,548      1,579,781      1,225,925      2,230,190
------------------------------------  ------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations....        41,952      1,891,512      1,658,205      1,235,167     13,838,729
------------------------------------  ------------------------------------------------------------------------
CONTRACT TRANSACTIONS
------------------------------------  ------------------------------------------------------------------------
Contract purchase payments..........       107,907      2,484,288      2,530,326      2,188,943     22,532,723
Net transfers*......................        70,271        949,063      2,932,508      2,341,436      8,905,213
Transfers for policy loans..........        (6,281)       (88,294)       (62,454)       (73,041)    (1,345,454)
Policy charges......................       (46,372)      (469,309)      (281,819)      (251,476)    (5,504,739)
Contract terminations:
Surrender benefits..................       (17,975)      (177,402)       (59,290)       (46,630)    (2,274,139)
Death benefits......................       (11,432)        (5,766)            --             --       (222,940)
------------------------------------  ------------------------------------------------------------------------
Increase (decrease) from contract
transactions........................        96,118      2,692,580      5,059,271      4,159,232     22,090,664
------------------------------------  ------------------------------------------------------------------------
Net assets at beginning of year.....       540,641      8,452,153      3,074,271      2,658,062     97,947,684
------------------------------------  ------------------------------------------------------------------------
Net assets at end of year...........  $    678,711   $ 13,036,245   $  9,791,747   $  8,052,461   $133,877,077
------------------------------------  ------------------------------------------------------------------------
ACCUMULATION UNIT ACTIVITY
------------------------------------  ------------------------------------------------------------------------
Units outstanding at beginning of
year................................       256,101      4,819,920      2,465,393      2,226,094
Contracts purchase payments.........        49,057      1,257,681      1,863,213      1,717,997
Net transfers*......................        32,510        468,519      2,172,226      1,815,859
Transfers for policy loans..........        (2,916)       (44,324)       (44,267)       (54,454)
Policy charges......................       (21,244)      (236,945)      (207,286)      (197,732)
Contract terminations:
Surrender benefits..................        (8,261)       (88,984)       (43,377)       (36,233)
Death benefits......................        (5,110)        (2,944)            --             --
------------------------------------  ------------------------------------------------------------------------
Units outstanding at end of year....       300,137      6,172,923      6,205,902      5,471,531
------------------------------------  ------------------------------------------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

                                                                   67 PROSPECTUS

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                  YEAR ENDED DEC. 31, 1997

                                                    SEGREGATED ASSET SUBACCOUNTS
                                      ---------------------------------------------------------
OPERATIONS                                YEQ            YIN            YMM            YMA
-----------------------------------------------------------------------------------------------
Investment income (loss) -- net.....  $  1,104,842   $    282,066   $     40,298   $  2,496,446
Net realized gain (loss) on
investments.........................       154,515         10,745            (16)       107,888
Net change in unrealized
appreciation or
depreciation of investments.........     5,965,530         17,158              5      1,711,453
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations....     7,224,887        309,969         40,287      4,315,787
-----------------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS
-----------------------------------------------------------------------------------------------
Contract purchase payments..........     7,441,563        784,805        890,628      4,816,210
Net transfers*......................     2,009,267        142,593       (455,707)     1,374,196
Transfers for policy loans..........      (598,478)       (66,319)       (71,130)      (441,258)
Policy charges......................    (1,997,018)      (286,765)      (104,917)    (1,554,701)
Contract terminations:
Surrender benefits..................    (1,045,185)      (233,575)       (20,637)      (793,080)
Death benefits......................       (69,049)        (6,276)       (43,028)       (16,407)
-----------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions........................     5,741,100        334,463        195,209      3,384,960
-----------------------------------------------------------------------------------------------
Net assets at beginning of year.....    32,374,823      4,295,812        917,322     24,087,938
-----------------------------------------------------------------------------------------------
Net assets at end of year...........  $ 45,340,810   $  4,940,244   $  1,152,818   $ 31,788,685
-----------------------------------------------------------------------------------------------

ACCUMULATION UNIT ACTIVITY
-----------------------------------------------------------------------------------------------
Units outstanding at beginning of
year................................    10,218,855      2,032,494        605,111      8,043,384
Contract purchase payments..........     2,193,598        358,800        577,058      1,469,705
Net transfers*......................       603,566         64,605       (292,656)       425,487
Transfers for policy loans..........      (176,623)       (29,936)       (45,562)      (134,833)
Policy charges......................      (588,039)      (131,741)       (68,238)      (475,355)
Contract terminations:
Surrender benefits..................      (308,629)      (107,894)       (13,385)      (244,414)
Death benefits......................       (18,963)        (2,774)       (27,473)        (4,798)
-----------------------------------------------------------------------------------------------
Units outstanding at end of year....    11,923,765      2,183,554        734,855      9,079,176
-----------------------------------------------------------------------------------------------

                                                    SEGREGATED ASSET SUBACCOUNTS                    COMBINED
                                      ---------------------------------------------------------     VARIABLE
OPERATIONS                                YGS            YIT            YGI            YNO          ACCOUNT
------------------------------------  ------------------------------------------------------------------------
Investment income (loss) -- net.....  $     32,616   $    147,543   $     (7,750)  $    (10,317)  $  4,085,744
Net realized gain (loss) on
investments.........................           (42)        40,831          2,551          2,428        318,900
Net change in unrealized
appreciation or
depreciation of investments.........         7,613         80,848        180,079        253,559      8,216,245
------------------------------------  ------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations....        40,187        269,222        174,880        245,670     12,620,889
------------------------------------  ------------------------------------------------------------------------
CONTRACT TRANSACTIONS
------------------------------------  ------------------------------------------------------------------------
Contract purchase payments..........       119,153      2,330,345        828,706        881,192     18,092,602
Net transfers*......................      (100,924)     1,512,734      2,014,043      1,557,633      8,053,835
Transfers for policy loans..........        (5,109)       (61,032)        (5,786)       (11,001)    (1,260,113)
Policy charges......................       (46,144)      (361,587)       (68,945)       (77,116)    (4,497,193)
Contract terminations:
Surrender benefits..................       (37,707)       (99,532)       (16,584)       (20,126)    (2,266,426)
Death benefits......................        (6,354)        (1,487)            --             --       (142,601)
------------------------------------  ------------------------------------------------------------------------
Increase (decrease) from contract
transactions........................       (77,085)     3,319,441      2,751,434      2,330,582     17,980,104
------------------------------------  ------------------------------------------------------------------------
Net assets at beginning of year.....       577,539      4,863,490        147,957         81,810     67,346,691
------------------------------------  ------------------------------------------------------------------------
Net assets at end of year...........  $    540,641   $  8,452,153   $  3,074,271   $  2,658,062   $ 97,947,684
------------------------------------  ------------------------------------------------------------------------
ACCUMULATION UNIT ACTIVITY
------------------------------------  ------------------------------------------------------------------------
Units outstanding at beginning of
year................................       295,283      2,922,492        147,682         83,723
Contract purchase payments..........        60,085      1,327,806        697,652        805,177
Net transfers*......................       (51,527)       866,461      1,695,960      1,434,487
Transfers for policy loans..........        (2,557)       (34,345)        (4,945)        (9,924)
Policy charges......................       (23,054)      (205,879)       (57,282)       (69,750)
Contract terminations:
Surrender benefits..................       (19,111)       (55,746)       (13,674)       (17,619)
Death benefits......................        (3,018)          (869)            --             --
------------------------------------  ------------------------------------------------------------------------
Units outstanding at end of year....       256,101      4,819,920      2,465,393      2,226,094
------------------------------------  ------------------------------------------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

68 PROSPECTUS

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                  YEAR ENDED DEC. 31, 1996

                                                    SEGREGATED ASSET SUBACCOUNTS
                                      ---------------------------------------------------------
OPERATIONS                                YEQ            YIN            YMM            YMA
-----------------------------------------------------------------------------------------------
Investment income (loss) -- net.....  $  4,017,190   $    218,181   $     22,817   $  1,368,102
Net realized gain (loss) on
investments.........................       163,195          3,745             (5)        67,007
Net change in unrealized
appreciation or
depreciation of investments.........       227,037       (101,695)             3      1,242,208
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets
resulting from operations...........     4,407,422        120,231         22,815      2,677,317
-----------------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS
-----------------------------------------------------------------------------------------------
Contract purchase payments..........     6,573,071        906,414        421,727      4,258,738
Net transfers*......................     4,592,956        411,398         84,784      1,920,764
Transfers for policy loans..........      (505,653)       (62,503)         3,059       (356,351)
Policy charges......................    (1,632,273)      (261,231)       (59,118)    (1,378,652)
Contract terminations:
Surrender benefits..................    (1,066,592)      (138,797)       (68,038)      (750,212)
Death benefits......................       (96,266)        (9,994)          (488)       (64,115)
-----------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions........................     7,865,243        845,287        381,926      3,630,172
-----------------------------------------------------------------------------------------------
Net assets at beginning of year.....    20,102,158      3,330,294        512,581     17,780,449
-----------------------------------------------------------------------------------------------
Net assets at end of year...........  $ 32,374,823   $  4,295,812   $    917,322   $ 24,087,938
-----------------------------------------------------------------------------------------------

ACCUMULATION UNIT ACTIVITY
-----------------------------------------------------------------------------------------------
Units outstanding at beginning of
year................................     7,545,186      1,614,264        351,572      6,737,143
Contract purchase payments..........     2,226,541        448,584        284,151      1,529,296
Net transfers*......................     1,568,157        201,620         54,143        691,235
Transfers for policy loans..........      (172,189)       (30,740)         2,027       (127,659)
Policy charges......................      (555,329)      (128,282)       (39,921)      (495,019)
Contract terminations:
Surrender benefits..................      (361,430)       (67,972)       (46,534)      (269,131)
Death benefits......................       (32,081)        (4,980)          (327)       (22,481)
-----------------------------------------------------------------------------------------------
Units outstanding at end of year....    10,218,855      2,032,494        605,111      8,043,384
-----------------------------------------------------------------------------------------------

                                                    SEGREGATED ASSET SUBACCOUNTS                    COMBINED
                                      ---------------------------------------------------------     VARIABLE
OPERATIONS                                YGS            YIT           YGI**          YNO**         ACCOUNT
------------------------------------  ------------------------------------------------------------------------
Investment income (loss) -- net.....  $     33,023   $    343,622   $        229   $        (33)  $  6,003,131
Net realized gain (loss) on
investments.........................        (1,726)         7,748             40             --        240,004
Net change in unrealized
appreciation or
depreciation of investments.........       (29,290)        (5,575)         3,166            (79)     1,335,775
------------------------------------  ------------------------------------------------------------------------
Net increase (decrease) in net
assets
resulting from operations...........         2,007        345,795          3,435           (112)     7,578,910
------------------------------------  ------------------------------------------------------------------------
CONTRACT TRANSACTIONS
------------------------------------  ------------------------------------------------------------------------
Contract purchase payments..........       128,415      1,399,027          1,212          2,327     13,690,931
Net transfers*......................       (32,588)     2,388,202        143,217         79,670      9,588,403
Transfers for policy loans..........        (9,286)       (36,027)           203            203       (966,355)
Policy charges......................       (53,375)      (181,270)          (110)          (278)    (3,566,307)
Contract terminations:
Surrender benefits..................       (37,811)       (80,784)            --             --     (2,142,234)
Death benefits......................        (4,633)          (642)            --             --       (176,138)
------------------------------------  ------------------------------------------------------------------------
Increase (decrease) from contract
transactions........................        (9,278)     3,488,506        144,522         81,922     16,428,300
------------------------------------  ------------------------------------------------------------------------
Net assets at beginning of year.....       584,810      1,029,189             --             --     43,339,481
------------------------------------  ------------------------------------------------------------------------
Net assets at end of year...........  $    577,539   $  4,863,490   $    147,957   $     81,810   $ 67,346,691
------------------------------------  ------------------------------------------------------------------------
ACCUMULATION UNIT ACTIVITY
------------------------------------  ------------------------------------------------------------------------
Units outstanding at beginning of
year................................       300,900        759,139             --             --
Contract purchase payments..........        67,086        862,329          1,221          2,412
Net transfers*......................       (17,357)     1,485,306        146,370         81,389
Transfers for policy loans..........        (4,888)       (22,490)           201            209
Policy charges......................       (28,020)      (111,831)          (110)          (287)
Contract terminations:
Surrender benefits..................       (19,955)       (49,577)            --             --
Death benefits......................        (2,483)          (384)            --             --
------------------------------------  ------------------------------------------------------------------------
Units outstanding at end of year....       295,283      2,922,492        147,682         83,723
------------------------------------  ------------------------------------------------------------------------

 * Includes transfer activity from (to) other subaccounts and transfers from
(to) IDS Life of New York's fixed account.

** For the period Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996.

See accompanying notes to financial statements.

                                                                   69 PROSPECTUS

                IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 1. ORGANIZATION

IDS Life of New York Account 8 (the Variable Account) was established under New York law on Sept. 12, 1985 as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Aug. 31, 1987.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as diversified open-end management investment companies and have the following investment managers.

SUBACCOUNT  INVESTS EXCLUSIVELY IN SHARES OF                INVESTMENT MANAGER
-------------------------------------------------------------------------------------------
YEQ         IDS Life Series Fund Equity Portfolio           IDS Life Insurance Company(1)
YIN         IDS Life Series Fund Income Portfolio           IDS Life Insurance Company(1)
YMM         IDS Life Series Fund Money Market Portfolio     IDS Life Insurance Company(1)
YMA         IDS Life Series Fund Managed Portfolio          IDS Life Insurance Company(1)
YGS         IDS Life Series Fund Government Securities
            Portfolio                                       IDS Life Insurance Company(1)
YIT         IDS Life Series Fund International Equity
            Portfolio                                       IDS Life Insurance Company(1)
YGI         AIM V.I. Growth and Income Fund                 AIM Management Group Inc.
YNO         Putnam VT New Opportunities Fund                Putnam Investment Management,
                                                            Inc.
-------------------------------------------------------------------------------------------

                  (1)American Express Financial Corporation (AEFC) is the investment advisor.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York. IDS Life of New York serves as distributor of the Flexible Premium Survivorship Variable Life Policy.

--------------------------------------------------------------------------------
                 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

70 PROSPECTUS

                IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

                 3. MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life of New York is computed daily and is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccount. A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life of New York is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life of New York deducts a policy fee of $30 per month for the first 15 years. This charge reimburses IDS Life of New York for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life of New York does not anticipate that it will make any profit on this charge. IDS Life of New York reserves the right to change this charge in the future, but guarantees that it will never exceed $30 per month.

--------------------------------------------------------------------------------
                 4. OPTIONAL INSURANCE BENEFIT CHARGE

Each month IDS Life of New York deducts charges for any optional insurance benefits added to the policy by rider.

--------------------------------------------------------------------------------
                 5. PREMIUM EXPENSE CHARGE

IDS Life of New York deducts charges for three separate items from each premium payment. The total of these charges is called the premium expense charge. Details regarding these three charges follows.

A sales charge of 7.25% of each premium payment is deducted to compensate IDS Life of New York for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature.

The policy provides that a charge of 1% of each premium payment is deducted to cover the premium taxes imposed by the state of New York.

The policy provides that a charge of 1.25% of each premium payment will be deducted to cover the federal taxes resulting from the sale of the policy. IDS Life of New York reserves the right to change this charge in the future if applicable federal law changes.

--------------------------------------------------------------------------------
                 6. SURRENDER CHARGE

There are surrender charges for full surrender in the first 15 years of the policy. They are generally level for 5 years and decreasing the next 10 years. The surrender charge is $4.00 per $1,000 of the amount used to determine the death benefit (specified amount). This surrender charge reimburses IDS Life of New York for the cost of issuing the policy. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $886,431 in 1998, $688,445 in 1997 and $551,374 in 1996. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life of New York.

                                                                   71 PROSPECTUS

                IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

                 7. INVESTMENT IN SHARES

The subaccounts' investment in shares of the Funds as of Dec. 31, 1998 were as follows:

SUBACCOUNT  INVESTMENT                                                  SHARES       NAV
-------------------------------------------------------------------------------------------
YEQ         IDS Life Series Fund Equity Portfolio                      2,010,564  $   27.54
YIN         IDS Life Series Fund Income Portfolio                        581,642      10.03
YMM         IDS Life Series Fund Money Market Portfolio                1,723,247       1.00
YMA         IDS Life Series Fund Managed Portfolio                     2,062,547      19.10
YGS         IDS Life Series Fund Government Securities Portfolio          65,425      10.37
YIT         IDS Life Series Fund International Equity Portfolio          722,032      18.05
YGI         AIM V.I. Growth and Income Fund                              412,593      23.75
YNO         Putnam VT New Opportunities Fund                             309,227      26.06
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 8. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, were as follows:

                                                                         YEAR ENDED DEC. 31,
                                                           ------------------------------------------------
SUBACCOUNT  INVESTMENT                                          1998             1997             1996
-----------------------------------------------------------------------------------------------------------
YEQ         IDS Life Series Fund Equity Portfolio          $   14,149,333   $    7,620,803   $   12,711,900
YIN         IDS Life Series Fund Income Portfolio               1,624,048        1,092,864        1,362,573
YMM         IDS Life Series Fund Money Market Portfolio         2,410,705        1,784,114        1,273,437
YMA         IDS Life Series Fund Managed Portfolio              6,658,468        6,573,036        5,602,928
            IDS Life Series Fund Government Securities
YGS         Portfolio                                             247,569          172,859          150,485
            IDS Life Series Fund International Equity
YIT         Portfolio                                           3,401,869        4,017,372        4,543,458
YGI         AIM V.I. Growth and Income Fund                     5,153,905        2,798,870          146,590*
YNO         Putnam VT New Opportunities Fund                    4,188,738        2,378,386           81,922*
-----------------------------------------------------------------------------------------------------------
            Combined Variable Account                      $   37,834,635   $   26,438,304   $   25,873,293
-----------------------------------------------------------------------------------------------------------

                  *Commenced operations Nov. 22, 1996.

72 PROSPECTUS

                IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The following tables give per-unit information about the financial history of each subaccount.

                                                          YEAR ENDED DEC. 31,
                                          ----------------------------------------------------
                                            1998       1997       1996       1995       1994
----------------------------------------------------------------------------------------------
SUBACCOUNT YEQ (INVESTING IN SHARES OF
IDS LIFE SERIES FUND EQUITY PORTFOLIO)
Accumulation unit value at beginning of
period..................................     $3.80      $3.17      $2.66     $1.94      $1.91
Accumulation unit value at end of
period..................................     $4.11      $3.80      $3.17     $2.66      $1.94
Number of accumulation units outstanding
at end of period (000 omitted)..........    13,469     11,924     10,219     7,545      6,265
----------------------------------------------------------------------------------------------
SUBACCOUNT YIN (INVESTING IN SHARES OF
IDS LIFE SERIES FUND INCOME PORTFOLIO)
Accumulation unit value at beginning of
period..................................     $2.26      $2.11      $2.06     $1.72      $1.81
Accumulation unit value at end of
period..................................     $2.37      $2.26      $2.11     $2.06      $1.72
Number of accumulation units outstanding
at end of period (000 omitted)..........     2,466      2,184      2,032     1,614      1,408
----------------------------------------------------------------------------------------------
SUBACCOUNT YMM (INVESTING IN SHARES OF
IDS LIFE SERIES FUND MONEY MARKET
PORTFOLIO)
Accumulation unit value at beginning of
period..................................     $1.57      $1.52      $1.46     $1.39      $1.35
Accumulation unit value at end of
period..................................     $1.63      $1.57      $1.52     $1.46      $1.39
Number of accumulation units outstanding
at end of period (000 omitted)..........     1,055        735        605       352        196
----------------------------------------------------------------------------------------------
SUBACCOUNT YMA (INVESTING IN SHARES OF
IDS LIFE SERIES FUND MANAGED PORTFOLIO)
Accumulation unit value at beginning of
period..................................     $3.50      $2.99      $2.64     $2.24      $2.24
Accumulation unit value at end of
period..................................     $3.97      $3.50      $2.99     $2.64      $2.24
Number of accumulation units outstanding
at end of period (000 omitted)..........     9,923      9,079      8,043     6,737      6,000
----------------------------------------------------------------------------------------------
SUBACCOUNT YGS (INVESTING IN SHARES OF
IDS LIFE SERIES FUND GOVERNMENT
SECURITIES PORTFOLIO)
Accumulation unit value at beginning of
period..................................     $2.11      $1.96      $1.94     $1.66      $1.76
Accumulation unit value at end of
period..................................     $2.26      $2.11      $1.96     $1.94      $1.66
Number of accumulation units outstanding
at end of period (000 omitted)..........       300        256        295       301        284
----------------------------------------------------------------------------------------------
SUBACCOUNT YIT(1) (INVESTING IN SHARES
OF IDS LIFE SERIES FUND INTERNATIONAL
EQUITY PORTFOLIO)
Accumulation unit value at beginning of
period..................................     $1.75      $1.66      $1.36     $0.98      $1.00
Accumulation unit value at end of
period..................................     $2.11      $1.75      $1.66     $1.36      $0.98
Number of accumulation units outstanding
at end of period (000 omitted)..........     6,173      4,820      2,922       759        130
----------------------------------------------------------------------------------------------
SUBACCOUNT YGI(2) (INVESTING IN SHARES
OF AIM V.I. GROWTH AND INCOME FUND)
Accumulation unit value at beginning of
period..................................     $1.25      $1.00      $1.00        --         --
Accumulation unit value at end of
period..................................     $1.58      $1.25      $1.00        --         --
Number of accumulation units outstanding
at end of period (000 omitted)..........     6,206      2,465        148        --         --
----------------------------------------------------------------------------------------------
SUBACCOUNT YNO(2) (INVESTING IN SHARES
OF PUTNAM VT NEW OPPORTUNITIES FUND)
Accumulation unit value at beginning of
period..................................     $1.19      $0.98      $1.00        --         --
Accumulation unit value at end of
period..................................     $1.47      $1.19      $0.98        --         --
Number of accumulation units outstanding
at end of period (000 omitted)..........     5,472      2,226         84        --         --
----------------------------------------------------------------------------------------------

                                                          YEAR ENDED DEC. 31,
                                          ----------------------------------------------------
                                            1993       1992       1991       1990       1989
----------------------------------------  ----------------------------------------------------
SUBACCOUNT YEQ (INVESTING IN SHARES OF
IDS LIFE SERIES FUND EQUITY PORTFOLIO)
Accumulation unit value at beginning of
period..................................    $1.70      $1.63      $0.98      $1.04      $0.85
Accumulation unit value at end of
period..................................    $1.91      $1.70      $1.63      $0.98      $1.04
Number of accumulation units outstanding
at end of period (000 omitted)..........    4,382      2,916      1,668      1,061        572
----------------------------------------  ----------------------------------------------------
SUBACCOUNT YIN (INVESTING IN SHARES OF
IDS LIFE SERIES FUND INCOME PORTFOLIO)
Accumulation unit value at beginning of
period..................................    $1.59      $1.47      $1.29      $1.23      $1.10
Accumulation unit value at end of
period..................................    $1.81      $1.59      $1.47      $1.29      $1.23
Number of accumulation units outstanding
at end of period (000 omitted)..........    1,308        744        517        369        215
----------------------------------------  ----------------------------------------------------
SUBACCOUNT YMM (INVESTING IN SHARES OF
IDS LIFE SERIES FUND MONEY MARKET
PORTFOLIO)
Accumulation unit value at beginning of
period..................................    $1.33      $1.29      $1.24      $1.16      $1.07
Accumulation unit value at end of
period..................................    $1.35      $1.33      $1.29      $1.24      $1.16
Number of accumulation units outstanding
at end of period (000 omitted)..........      193        147        191        167        119
----------------------------------------  ----------------------------------------------------
SUBACCOUNT YMA (INVESTING IN SHARES OF
IDS LIFE SERIES FUND MANAGED PORTFOLIO)
Accumulation unit value at beginning of
period..................................    $1.89      $1.73      $1.32      $1.23      $0.96
Accumulation unit value at end of
period..................................    $2.24      $1.89      $1.73      $1.32      $1.23
Number of accumulation units outstanding
at end of period (000 omitted)..........    4,308      2,720      1,912      1,236        679
----------------------------------------  ----------------------------------------------------
SUBACCOUNT YGS (INVESTING IN SHARES OF
IDS LIFE SERIES FUND GOVERNMENT
SECURITIES PORTFOLIO)
Accumulation unit value at beginning of
period..................................    $1.58      $1.50      $1.30      $1.23      $1.09
Accumulation unit value at end of
period..................................    $1.76      $1.58      $1.50      $1.30      $1.23
Number of accumulation units outstanding
at end of period (000 omitted)..........      244        159        112         69         33
----------------------------------------  ----------------------------------------------------
SUBACCOUNT YIT(1) (INVESTING IN SHARES
OF IDS LIFE SERIES FUND INTERNATIONAL
EQUITY PORTFOLIO)
Accumulation unit value at beginning of
period..................................       --         --         --         --         --
Accumulation unit value at end of
period..................................       --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)..........       --         --         --         --         --
----------------------------------------  ----------------------------------------------------
SUBACCOUNT YGI(2) (INVESTING IN SHARES
OF AIM V.I. GROWTH AND INCOME FUND)
Accumulation unit value at beginning of
period..................................       --         --         --         --         --
Accumulation unit value at end of
period..................................       --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)..........       --         --         --         --         --
----------------------------------------  ----------------------------------------------------
SUBACCOUNT YNO(2) (INVESTING IN SHARES
OF PUTNAM VT NEW OPPORTUNITIES FUND)
Accumulation unit value at beginning of
period..................................       --         --         --         --         --
Accumulation unit value at end of
period..................................       --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)..........       --         --         --         --         --
----------------------------------------  ----------------------------------------------------

(1)Operations commenced on Oct. 28, 1994.
(2)Operations commenced on Nov. 22, 1996.

                                                                   73 PROSPECTUS

                                     NOTES
--------------------------------------------------------------------------------

74 PROSPECTUS

--------------------------------------------------------------------------------
 VARIABLE SECOND-TO-DIE LIFE INSURANCE

PROSPECTUSES FOR:

- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY ISSUED BY IDS LIFE INSURANCE COMPANY OF NEW YORK

-  IDS LIFE SERIES FUND, INC. MANAGED BY IDS LIFE INSURANCE COMPANY

                                                                 BULK RATE
                                          LOGO                 U.S. POSTAGE
IDS LIFE INSURANCE COMPANY OF NEW YORK    IDS Life of              PAID
20 Madison Avenue Extension               New York             PERMIT NO. 85
Albany, New York 12203                                          SPENCER, IA

                                                                 S-6185 D (4/99)

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)
IDS LIFE OF NEW YORK FINANCIAL INFORMATION
-----------------------------------------------------------------

The financial statements shown below are those of the insurance company and not those of any other entity. They are included for the purpose of informing the investor as to the financial condition of the insurance company and its ability to carry out its obligations under its variable contracts.

IDS LIFE INSURANCE COMPANY OF NEW YORK
-----------------------------------------------------------------

                         BALANCE SHEETS                            DEC. 31, 1998    DEC. 31, 1997
ASSETS                                                                      (thousands)
-------------------------------------------------------------------------------------------------
Investments:
Fixed maturities:
Held to maturity, at amortized cost (fair value: 1998, $503,909;
1997, $562,979)..................................................  $    473,592     $    535,651
Available for sale, at fair value (amortized cost: 1998,
$561,325; 1997, $582,962)........................................       578,591          603,576
Mortgage loans on real estate....................................       166,835          178,826
Policy loans.....................................................        25,421           23,349
Other investments................................................           566              970
-------------------------------------------------------------------------------------------------
Total investments................................................     1,245,005        1,342,372
-------------------------------------------------------------------------------------------------
Cash and cash equivalents........................................         3,007               --
Amounts recoverable from reinsurers..............................         4,077            2,317
Accounts receivable..............................................           842              723
Premiums due.....................................................           204              192
Accrued investment income........................................        19,893           20,205
Deferred policy acquisition costs................................       129,477          126,614
Other assets.....................................................         1,042              995
Separate account assets..........................................     1,491,679        1,236,759
-------------------------------------------------------------------------------------------------
Total assets.....................................................  $  2,895,226     $  2,730,177
-------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY
-------------------------------------------------------------------------------------------------
Liabilities:
Future policy benefits:
Fixed annuities..................................................  $    875,507     $    964,483
Universal life-type insurance....................................       152,195          147,744
Traditional life, disability income and long-term care
insurance........................................................        55,910           50,469
Policy claims and other policyholders' funds.....................         3,105            4,013
Deferred income taxes............................................         7,912           11,445
Amounts due to brokers...........................................         4,507           29,054
Other liabilities................................................        24,945           28,931
Separate account liabilities.....................................     1,491,679        1,236,759
-------------------------------------------------------------------------------------------------
Total liabilities................................................     2,615,760        2,472,898
-------------------------------------------------------------------------------------------------
Stockholder's equity:
Capital stock, $10 par value per share; 200,000 shares
authorized, issued and outstanding...............................         2,000            2,000
Additional paid-in capital.......................................        49,000           49,000
Accumulated other comprehensive income:
Net unrealized securities gains..................................        11,014           13,175
Retained earnings................................................       217,452          193,104
-------------------------------------------------------------------------------------------------
Total stockholder's equity.......................................       279,466          257,279
-------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity.......................  $  2,895,226     $  2,730,177
-------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

--------------------------------------------------------------------------------

                                                                           YEARS ENDED DEC. 31,
                                                                      1998         1997          1996
                      STATEMENTS OF INCOME                                     (thousands)
--------------------------------------------------------------------------------------------------------
Revenues:
Traditional life, disability income and long-term care insurance
premiums.........................................................  $   13,852   $   12,376    $   10,931
Policyholder and contractholder charges..........................      20,467       18,319        15,832
Mortality and expense risk fees..................................      13,980       11,312         8,574
Net investment income............................................     100,871      106,274       109,468
Net realized gains (losses) on investments.......................       2,163          547        (1,424)
--------------------------------------------------------------------------------------------------------
Total revenues...................................................     151,333      148,828       143,381
--------------------------------------------------------------------------------------------------------
Benefits and expenses:
Death and other benefits: Traditional life, disability income and
long-term care insurance.........................................       5,553        3,633         4,182
Universal life-type insurance and investment contracts...........       4,320        3,852         4,409
Increase in liabilities for future policy benefits for
traditional life, disability income and long-term care
insurance........................................................       3,662        3,979         2,324
Interest credited on universal life-type insurance and investment
contracts........................................................      55,073       62,294        65,099
Amortization of deferred policy acquisition costs................      18,362       17,201        16,071
Other insurance and operating expenses...........................       8,917       10,220         8,972
--------------------------------------------------------------------------------------------------------
Total benefits and expenses......................................      95,887      101,179       101,057
--------------------------------------------------------------------------------------------------------
Income before income taxes.......................................      55,446       47,649        42,324
Income taxes.....................................................      19,098       16,471        14,640
--------------------------------------------------------------------------------------------------------
Net income.......................................................  $   36,348   $   31,178    $   27,684
--------------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            THREE YEARS ENDED DEC. 31, 1998
                                                                                      (thousands)   ACCUMULATED
                                                                                                       OTHER
                                                                TOTAL                              COMPREHENSIVE
                                                            STOCKHOLDER'S   CAPITAL                   INCOME,      RETAINED
            STATEMENTS OF STOCKHOLDER'S EQUITY                 EQUITY        STOCK    ADDITIONAL    NET OF TAX     EARNINGS
                                                                                       PAID-IN
                                                                                       CAPITAL
----------------------------------------------------------------------------------------------------------------------------
Balance, Dec. 31, 1995....................................    $218,583      $2,000     $49,000       $ 15,341      $152,242
Comprehensive income:
    Net income............................................      27,684          --          --             --        27,684
    Unrealized holding losses arising during the year, net
    of effect on deferred policy acquisition costs of $296
    and taxes of $5,055...................................      (9,387)         --          --         (9,387)           --
    Reclassification adjustment for losses included in net
    income, net of tax of $(530)..........................         983          --          --            983            --
                                                            -------------                          -------------
Other comprehensive loss..................................      (8,404)         --          --         (8,404)           --
                                                            -------------
Comprehensive income......................................      19,280
Cash dividends to parent..................................      (8,000)         --          --             --        (8,000)
                                                            ----------------------------------------------------------------
Balance, Dec. 31, 1996....................................     229,863       2,000      49,000          6,937       171,926
Comprehensive income:
    Net income............................................      31,178          --          --             --        31,178
    Unrealized holding gains arising during the year, net
    of effect on deferred policy acquisition costs of $(1)
    and taxes of $(3,412).................................       6,337          --          --          6,337            --
    Reclassification adjustment for gains included in net
    income, net of tax of $54.............................         (99)         --          --            (99)           --
                                                            -------------                          -------------
Other comprehensive income................................       6,238          --          --          6,238            --
                                                            -------------
Comprehensive income......................................      37,416
Cash dividends to parent..................................     (10,000)         --          --             --       (10,000)
                                                            ----------------------------------------------------------------
Balance, Dec. 31, 1997....................................     257,279       2,000      49,000         13,175       193,104
Comprehensive income:
    Net income............................................      36,348          --          --             --        36,348
    Unrealized holding losses arising during the year, net
    of effect on deferred policy acquisition costs of $22
    and taxes of $1,415...................................      (2,628)         --          --         (2,628)           --
    Reclassification adjustment for gains included in net
    income, net of tax of $(252)..........................         467          --          --            467            --
                                                            -------------                          -------------
Other comprehensive loss..................................      (2,161)         --          --         (2,161)           --
                                                            -------------
Comprehensive income......................................      34,187
Cash dividends to parent..................................     (12,000)         --          --             --       (12,000)
                                                            ----------------------------------------------------------------
Balance, Dec. 31, 1998....................................    $279,466      $2,000     $49,000       $ 11,014      $217,452
----------------------------------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

--------------------------------------------------------------------------------

                                                                            YEARS ENDED DEC. 31,
                                                                      1998         1997           1996
                    STATEMENTS OF CASH FLOWS                                    (thousands)
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income.......................................................  $   36,348   $    31,178    $   27,684
Adjustments to reconcile net income to net cash provided by
operating activities:
Policy loan issuance, excluding universal life-type insurance....      (3,110)       (3,073)       (2,473)
Policy loan repayment, excluding universal life-type insurance...       2,660         1,897         1,571
Change in accrued investment income..............................         312           863         1,504
Change in amounts recoverable from reinsurer.....................      (1,760)       (1,345)         (460)
Change in premiums due...........................................         (12)          (50)           25
Change in accounts receivable....................................        (119)          218           (83)
Change in other assets...........................................         (47)          (95)         (328)
Change in deferred policy acquisition costs, net.................      (2,841)       (7,431)       (9,087)
Change in liabilities for future policy benefits for traditional
life, disability income and long-term care insurance.............       5,441         5,131         2,861
Change in policy claims and other policyholders' funds...........        (908)          858          (489)
Deferred income tax benefit......................................      (2,369)         (960)       (2,095)
Change in other liabilities......................................      (3,986)        3,468         4,434
Accretion of discount, net.......................................        (342)         (352)         (652)
Net realized (gain) loss on investments..........................      (2,163)         (547)        1,424
Policyholder and contractholder charges, non-cash................      (9,661)       (8,772)       (7,831)
Other, net.......................................................         118           715          (935)
---------------------------------------------------------------------------------------------------------
Net cash provided by operating activities........................      17,561        21,703        15,070
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Fixed maturities held to maturity:
Maturities, sinking fund payments and calls......................      46,629        36,511        39,082
Sales............................................................      16,173        12,616        14,465
Fixed maturities available for sale:
Purchases........................................................     (86,072)     (101,818)      (97,370)
Maturities, sinking fund payments and calls......................      96,578        84,229        71,939
Sales............................................................      13,180        27,055        15,669
Other investments, excluding policy loans:
Purchases........................................................      (9,121)      (33,243)      (14,802)
Sales............................................................      21,113        14,233        12,659
Change in amounts due from broker................................          --           995            --
Change in amounts due to broker..................................     (24,547)       26,047        (6,993)
---------------------------------------------------------------------------------------------------------
Net cash provided by investing activities........................      73,933        66,625        34,649
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Activity related to universal life-type insurance and investment contracts:
Considerations received..........................................      76,009       112,732       131,011
Surrenders and death benefits....................................    (205,946)     (251,259)     (236,689)
Interest credited to account balances............................      55,073        62,294        65,099
Universal life-type insurance policy loans:
Issuance.........................................................      (5,222)       (4,848)       (4,490)
Repayment........................................................       3,599         2,753         3,350
Cash dividend to parent..........................................     (12,000)      (10,000)       (8,000)
---------------------------------------------------------------------------------------------------------
Net cash used in financing activities............................     (88,487)      (88,328)      (49,719)
---------------------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents........................       3,007            --            --
Cash and cash equivalents at beginning of year...................          --            --            --
---------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year.........................  $    3,007   $        --    $       --
---------------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS)
-----------------------------------------------------------------
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS
IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

BASIS OF PRESENTATION
The Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS
Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 11.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive income, net of deferred policy acquisition costs and deferred income taxes.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in an allowance for mortgage loan losses. The allowance for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the allowance account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps is included in other investments.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

Supplementary information to the statements of cash flows for the years ended December 31 is summarized as follows:

                                      1998     1997     1996
--------------------------------------------------------------
CASH PAID DURING THE YEAR FOR:
Income taxes.......................  $22,470  $17,811  $15,247
Interest on borrowings.............    1,600    1,026      777
--------------------------------------------------------------

RECOGNITION OF PROFITS ON ANNUITY
CONTRACTS AND INSURANCE POLICIES
Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Mortality and expense fees are received from the variable annuity and variable life insurance separate accounts.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized primarily using the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

LIABILITIES FOR FUTURE POLICY BENEFITS
Liabilities for universal life-type insurance and deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on mortality tables with various interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 4 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 6% to 8%.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
REINSURANCE
The maximum amount of life insurance risk retained by the Company on any one life is $750 of life benefit plus $50 of accidental death benefits. The maximum amount of life insurance risk retained on any joint-life combination is $1,500. The excesses are reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. Beginning in 1998, the Company retains all disability income and waiver of premium risk.

FEDERAL INCOME TAXES
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 1998 and 1997 are $3,647, and $5,026, respectively, payable to IDS Life for federal income taxes.

SEPARATE ACCOUNT BUSINESS
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which insurance charges administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

ACCOUNTING CHANGES
Effective January 1, 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 requires the reporting and display of comprehensive income and its components. Comprehensive income is defined as the aggregate change in stockholder's equity excluding changes in ownership interests. For the Company, it is net income and the unrealized gains or losses on available-for-sale securities net of the effect on deferred policy acquisition costs, taxes and reclassification adjustment.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
In March 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use." The SOP, which is effective January 1, 1999, requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and will be capitalized on AEFC's financial statements. As a result, the new rule will not have a material impact on the Company's results of operations or financial condition.

In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company will adopt the SOP on January 1, 1999. The Company has historically carried a balance in other liabilities on the balance sheet for potential guaranty fund assessment exposure. Adoption of the SOP will not have a material impact on the Company's results of operations or financial condition.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2000. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. Earlier application of all of the provisions of this Statement is encouraged, but it is permitted only as of the beginning of any fiscal quarter that begins after issuance of the Statement. This Statement cannot be applied retroactively. The ultimate financial impact of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

RECLASSIFICATIONS
Certain 1997 and 1996 amounts have been reclassified to conform to the 1998 presentation.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS

Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1998 are as follows:

                                                GROSS         GROSS
                                AMORTIZED    UNREALIZED    UNREALIZED       FAIR
HELD TO MATURITY                   COST         GAINS        LOSSES        VALUE
-----------------------------------------------------------------------------------
U.S. Government agency
obligations...................   $  2,871      $   159        $   --     $    3,030
Corporate bonds and
obligations...................    417,648       29,795           474        446,969
Mortgage-backed securities....     53,073          844             7         53,910
-----------------------------------------------------------------------------------
                                 $473,592      $30,798        $  481     $  503,909
-----------------------------------------------------------------------------------

                                                GROSS         GROSS
                                AMORTIZED    UNREALIZED    UNREALIZED       FAIR
AVAILABLE FOR SALE                 COST         GAINS        LOSSES        VALUE
-----------------------------------------------------------------------------------
State and municipal
obligations...................   $    105      $     9        $   --     $      114
Corporate bonds and
obligations...................    336,985       15,939         6,296        346,628
Mortgage-backed securities....    224,235        7,614            --        231,849
-----------------------------------------------------------------------------------
                                 $561,325      $23,562        $6,296     $  578,591
-----------------------------------------------------------------------------------

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1997 are as follows:

                                                GROSS         GROSS
                                AMORTIZED    UNREALIZED    UNREALIZED       FAIR
HELD TO MATURITY                   COST         GAINS        LOSSES        VALUE
-----------------------------------------------------------------------------------
U.S. Government agency
obligations...................   $  3,690      $   253        $   --     $    3,943
Corporate bonds and
obligations...................    476,108       27,361           444        503,025
Mortgage-backed securities....     55,853          452           294         56,011
-----------------------------------------------------------------------------------
                                 $535,651      $28,066        $  738     $  562,979
-----------------------------------------------------------------------------------

                                                GROSS         GROSS
                                AMORTIZED    UNREALIZED    UNREALIZED       FAIR
AVAILABLE FOR SALE                 COST         GAINS        LOSSES        VALUE
-----------------------------------------------------------------------------------
State and municipal
obligations...................   $    104      $    10        $   --     $      114
Corporate bonds and
obligations...................    281,555       14,272         1,635        294,192
Mortgage-backed securities....    301,303        8,253           286        309,270
-----------------------------------------------------------------------------------
                                 $582,962      $22,535        $1,921     $  603,576
-----------------------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)
The amortized cost and fair value of investments in fixed maturities at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                          AMORTIZED      FAIR
HELD TO MATURITY                             COST        VALUE
----------------------------------------------------------------
Due in one year or less.................   $ 22,671    $  22,908
Due from one to five years..............    152,766      162,929
Due from five to ten years..............    183,198      195,428
Due in more than ten years..............     61,884       68,733
Mortgage-backed securities..............     53,073       53,911
----------------------------------------------------------------
                                           $473,592    $ 503,909
----------------------------------------------------------------

                                          AMORTIZED      FAIR
AVAILABLE FOR SALE                           COST        VALUE
----------------------------------------------------------------
Due in one year or less.................   $  8,512    $   8,716
Due from one to five years..............     40,511       43,188
Due from five to ten years..............    191,185      197,625
Due in more than ten years..............     96,881       97,213
Mortgage-backed securities..............    224,236      231,849
----------------------------------------------------------------
                                           $561,325    $ 578,591
----------------------------------------------------------------

During the years ended December 31, 1998, 1997 and 1996, fixed maturities classified as held to maturity were sold with amortized cost of $16,175, $12,737 and $14,507, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

Fixed maturities available for sale were sold during 1998 with proceeds of $13,180 and gross realized gains and losses of $1,159 and $440, respectively. Fixed maturities available for sale were sold during 1997 with proceeds of $27,055 and gross realized gains and losses of $461 and $309, respectively. Fixed maturities available for sale were sold during 1996 with proceeds of $15,669 and gross realized gains and losses of $28 and $1,541, respectively.

At December 31, 1998, bonds carried at $257 were on deposit with the state of New York as required by law.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)
At December 31, 1998, investments in fixed maturities comprised 85 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $153 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

RATING                                       1998        1997
----------------------------------------------------------------
Aaa/AAA.................................  $  280,669  $  367,242
Aa/AA...................................      15,815       9,685
Aa/A....................................      16,327      13,646
A/A.....................................     151,838     162,275
A/BBB...................................      68,640      81,463
Baa/BBB.................................     366,776     343,519
Baa/BB..................................      39,666      21,519
Below investment grade..................      95,186     119,264
----------------------------------------------------------------
                                          $1,034,917  $1,118,613
----------------------------------------------------------------

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)
At December 31, 1998, 98 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

At December 31, 1998, approximately 13 percent of the Company's investments were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                    DECEMBER 31, 1998            DECEMBER 31, 1997
---------------------------------------------------------------------------------------
                                ON BALANCE    COMMITMENTS    ON BALANCE    COMMITMENTS
REGION                             SHEET      TO PURCHASE       SHEET      TO PURCHASE
---------------------------------------------------------------------------------------
West North Central............    $ 24,725        $ --         $ 27,833       $   --
East North Central............      29,134          59           33,515           --
South Atlantic................      34,175         598           34,182        2,750
Middle Atlantic...............      18,350          --           24,485           --
Pacific.......................       9,706          --            9,873           --
Mountain......................      36,636          --           32,864        6,417
New England...................       7,851          --            8,624           --
East South Central............       7,521          --            8,698           --
West South Central............         237          --              252           --
---------------------------------------------------------------------------------------
                                   168,335         657          180,326        9,167
Less allowance for losses.....       1,500          --            1,500           --
---------------------------------------------------------------------------------------
                                  $166,835        $657         $178,826       $9,167
---------------------------------------------------------------------------------------

                                    DECEMBER 31, 1998            DECEMBER 31, 1997
---------------------------------------------------------------------------------------
                                ON BALANCE    COMMITMENTS    ON BALANCE    COMMITMENTS
PROPERTY TYPE                      SHEET      TO PURCHASE       SHEET      TO PURCHASE
---------------------------------------------------------------------------------------
Apartments....................    $ 59,019        $ --         $ 68,823       $   --
Department/retail stores......      54,018         624           54,622        6,417
Office buildings..............      23,902          --           25,042        1,650
Industrial buildings..........      18,590          33           17,975        1,100
Nursing/retirement............       5,153          --            6,035           --
Medical buildings.............       7,416          --            7,577           --
Hotels/motels.................         237          --              252           --
---------------------------------------------------------------------------------------
                                   168,335         657          180,326        9,167
Less allowance for losses.....       1,500          --            1,500           --
---------------------------------------------------------------------------------------
                                  $166,835        $657         $178,826       $9,167
---------------------------------------------------------------------------------------

Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)
At December 31, 1998 and 1997, the Company's recorded investment in impaired loans was $1,268 and $1,299, with allowances of $300 and $300, respectively. During 1998 and 1997, the average recorded investment in impaired loans was $1,282 and $1,312, respectively.

The Company recognized $123, $126 and $152 of interest income related to impaired loans for the years ended December 31, 1998, 1997 and 1996, respectively.

The following table presents changes in the allowance for investment losses related to all loans:

                                      1998    1997    1996
-----------------------------------------------------------
Balance, January 1.................  $1,500  $1,300  $  445
Provision for investment losses....      --     200     855
-----------------------------------------------------------
Balance, December 31...............  $1,500  $1,500  $1,300
-----------------------------------------------------------

Net investment income for the years ended December 31 is summarized as follows:

                                       1998      1997      1996
-----------------------------------------------------------------
Interest on fixed maturities.......  $ 85,164  $ 92,007  $ 95,574
Interest on mortgage loans.........    14,599    14,228    14,171
Other investment income............     3,365     1,715     1,293
Interest on cash equivalents.......        64        91        67
-----------------------------------------------------------------
                                      103,192   108,041   111,105
Less investment expenses...........     2,321     1,767     1,637
-----------------------------------------------------------------
                                     $100,871  $106,274  $109,468
-----------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

                                      1998    1997     1996
-------------------------------------------------------------
Fixed maturities...................  $2,018  $   844  $  (572)
Mortgage loans.....................      --     (200)    (855)
Other investments..................     145      (97)       3
-------------------------------------------------------------
                                     $2,163  $   547  $(1,424)
-------------------------------------------------------------

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                      1998     1997     1996
--------------------------------------------------------------
Fixed maturities available for
sale...............................  $(3,347) $9,599  $(13,215)
--------------------------------------------------------------

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------
3. INCOME TAXES

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ending December 31 consists of the following:

                                      1998     1997     1996
--------------------------------------------------------------
Federal income taxes:
Current............................  $20,192  $16,371  $15,735
Deferred...........................   (2,369)    (960)  (2,095)
--------------------------------------------------------------
                                      17,823   15,411   13,640
State income taxes-current.........    1,275    1,060    1,000
--------------------------------------------------------------
Income tax expense.................  $19,098  $16,471  $14,640
--------------------------------------------------------------

Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                  1998                  1997                     1996
-----------------------------------------------------------------------------------------------
                           PROVISION     RATE    PROVISION     RATE    PROVISION       RATE
-----------------------------------------------------------------------------------------------
Federal income taxes
based on the statutory
rate.....................    $19,406      35.0%    $16,677      35.0%    $14,813           35.0%
Increases (decreases) are
attributable to:
Tax-excluded interest and
dividend income..........       (660)     (1.2)       (569)     (1.2)       (458)          (1.1)
State tax, net of federal
benefit..................        829       1.5         689       1.4         650            1.5
Other, net...............       (477)     (0.9)       (326)     (0.6)       (365)          (0.8)
-----------------------------------------------------------------------------------------------
Federal income taxes.....    $19,098      34.4%    $16,471      34.6%    $14,640           34.6%
-----------------------------------------------------------------------------------------------

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 1998, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

                                           1998     1997
----------------------------------------------------------
Deferred income tax assets:
Policy reserves.........................  $29,318  $28,922
Other...................................    6,502    5,467
----------------------------------------------------------
Total deferred income tax assets........   35,820   34,389
----------------------------------------------------------
Deferred income tax liabilities:
Deferred policy acquisition costs.......   36,673   36,594
Investments.............................    7,059    9,240
----------------------------------------------------------
Total deferred income tax liabilities...   43,732   45,834
----------------------------------------------------------
Net deferred income tax liabilities.....  $ 7,912  $11,445
----------------------------------------------------------

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

3. INCOME TAXES (CONTINUED)
The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
4. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $132,702 and $115,828 as of December 31, 1998 and 1997, respectively (see Note 3 with respect to the income tax effect of certain distributions and Note 11 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory net income and surplus).

--------------------------------------------------------------------------------
5. BENEFIT PLANS

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $37, $39 and $34 in 1998, 1997 and 1996, respectively.

The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 1998, 1997 and 1996, which are calculated on the basis of commission earnings of the individual financial advisors, were $1,480, $1,965 and $1,474, respectively. Such costs are included in deferred policy acquisition costs.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1998, 1997 and 1996 were $252, $312 and $248, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. Costs of these plans charged to operations in 1998, 1997 and 1996 were $nil.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

6. INCENTIVE PLAN AND RELATED PARTY OPERATING EXPENSES

The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 1998, 1997 and 1996 were $140, $1,490 and $1,424, respectively. Such costs are included in deferred policy acquisition costs.

Charges by IDS Life and AEFC for the use of joint facilities, marketing services and other services aggregated $9,403, $11,589 and $12,389 for 1998, 1997 and 1996, respectively. Certain of these costs are included in deferred policy acquisition costs.

--------------------------------------------------------------------------------
7. COMMITMENTS AND CONTINGENCIES

A number of lawsuits have been filed against life and health insurers in jurisdictions in which the Company conducts business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. The Company, along with AEFC and its insurance subsidiaries, has been named as a defendant in one of these types of actions.

The plaintiffs purport to represent a class consisting of all persons who purchased policies or contracts from IDS Life and its subsidiaries. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. IDS Life and its subsidiaries believe they have meritorious defenses to the claims raised in this lawsuit.

The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of this lawsuit should not have a material adverse effect on the Company's financial position.

At December 31, 1998 and 1997, traditional life insurance and universal life-type insurance in force aggregated $4,941,727 and $4,513,251, respectively, of which $248,280 and $221,798 were reinsured at the respective year ends.

In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $74, $115 and $98 for the years ended December 31, 1998, 1997 and 1996, respectively. Claim recoveries under the terms of this reinsurance agreement were $nil, $963 and $861 in 1998, 1997 and 1996, respectively.

Premiums ceded to reinsurers other than IDS Life amounted to $2,178, $1,583 and $747 for the years ended December 31, 1998, 1997 and 1996, respectively. Claim recoveries from reinsurers other than IDS Life amounted to $228, $1,366 and $66 for the years ended December 31, 1998, 1997 and 1996, respectively.

Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $267,806 and $303,263 at December 31, 1998 and 1997, respectively. The accompanying statement of income includes premiums of $nil for the years ended December 31, 1998, 1997 and 1996, and decreases in liabilities for future policy benefits of $1,742, $1,889 and $2,010 related to this agreement for the years ended December 31, 1998, 1997 and 1996, respectively.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

8. LINES OF CREDIT

The Company has an available line of credit with AEFC aggregating $25,000. The interest rate for the line of credit is AEFC's cost of funds, ranging from 20 to 45 basis points over an established index. There were no borrowings outstanding under this agreement at December 31, 1998 or 1997.

--------------------------------------------------------------------------------
9. DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

The Company's holdings of derivative financial instruments are as follows:

DECEMBER 31, 1998               NOTIONAL  CARRYING     FAIR    TOTAL CREDIT
ASSETS:                          AMOUNT    AMOUNT     VALUE      EXPOSURE
----------------------------------------------------------------------------
Assets:
Interest rate caps............  $200,000     $566       $ 2         $ 2
----------------------------------------------------------------------------

DECEMBER 31, 1997               NOTIONAL  CARRYING     FAIR    TOTAL CREDIT
ASSETS:                          AMOUNT    AMOUNT     VALUE      EXPOSURE
----------------------------------------------------------------------------
Assets:
Interest rate caps............  $200,000     $970       $62         $62
----------------------------------------------------------------------------

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps expire in the year 2000.

Interest rate caps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                         1998                    1997
------------------------------------------------------------------------------
                                 CARRYING      FAIR      CARRYING      FAIR
                                  AMOUNT      VALUE       AMOUNT      VALUE
------------------------------------------------------------------------------
FINANCIAL ASSETS:
Investments:
Fixed maturities (Note 2):
Held to maturity..............  $  473,592  $  503,909  $  535,651  $  562,979
Available for sale............     578,591     578,591     603,576     603,576
Mortgage loans on real estate
(Note 2)......................     166,835     178,559     178,826     187,992
Other:
Derivative financial
instruments (Note 9)..........         566           2         970          62
Separate accounts assets (Note
1)............................   1,491,679   1,491,679   1,236,759   1,236,759

FINANCIAL LIABILITIES
Future policy benefits for
fixed annuities...............     788,780     765,430     880,809     852,391
Separate account
liabilities...................   1,355,430   1,302,422   1,136,408   1,086,565
------------------------------------------------------------------------------

At December 31, 1998 and 1997, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $81,358 and $78,853, respectively, and policy loans of $5,369 and $4,821, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1998 and 1997. The fair value of deferred annuities is estimated as the carrying amount less any surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1998 and 1997.

At December 31, 1998 and 1997, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $136,249 and $100,351, respectively.

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

11. STATUTORY INSURANCE ACCOUNTING PRACTICES

Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                       1998       1997       1996
--------------------------------------------------------------------
Net income, per accompanying
financial statements...............  $  36,348  $  31,178  $  27,684
Deferred policy acquisition
costs..............................     (2,841)    (7,432)    (9,087)
Adjustments of future policy
benefit liabilities................     (6,199)    (4,928)    (9,683)
Deferred income tax benefit........     (2,369)      (960)    (2,095)
Provision for losses on
investments........................        862        296        877
IMR gain/loss transfer and
amortization.......................     (1,451)      (119)     1,010
Adjustment to separate account
reserves...........................      2,767     10,267      8,863
Other, net.........................       (350)       430        116
--------------------------------------------------------------------
Net income, on basis of statutory
accounting practices...............  $  26,767  $  28,732  $  17,685
--------------------------------------------------------------------

                                       1998       1997       1996
--------------------------------------------------------------------
Stockholder's equity, per
accompanying financial
statements.........................  $ 279,466  $ 257,279  $ 229,863
Deferred policy acquisition
costs..............................   (129,477)  (126,614)  (119,183)
Adjustments of future policy
benefit liabilities................      4,697      9,452     13,458
Deferred income taxes..............      7,912     11,445      9,046
Asset valuation reserve............    (15,516)   (16,698)   (19,446)
Adjustments of separate account
liabilities........................     56,223     53,456     43,189
Adjustments of investments to
amortized cost.....................    (17,266)   (20,613)   (11,016)
Premiums due, deferred and
advance............................      1,381      1,237      1,149
Deferred revenue liability.........      2,482      1,941      1,342
Allowance for losses...............      1,500      1,645      1,349
Non-admitted assets................       (450)      (552)      (634)
Interest maintenance reserve.......     (3,001)    (1,551)    (1,432)
Other, net.........................     (2,915)    (1,463)      (281)
--------------------------------------------------------------------
Stockholder's equity, on basis of
statutory accounting practices.....  $ 185,036  $ 168,963  $ 147,404
--------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF IDS LIFE INSURANCE COMPANY)

-----------------------------------------------------------------

                     REPORT OF INDEPENDENT AUDITORS

                     The Board of Directors
                 IDS Life Insurance Company of New York

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 1998 and 1997, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Minneapolis, Minnesota
February 4, 1999

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company of New York provide that:

To the extent permitted and in the manner prescribed by law, the Corporation shall indemnify any person made, or threatened to be made, a party to any action, suit or proceeding, civil or criminal, by reason of the fact that he, his testator or intestate, is or was Director or officer of the Corporation or of any other corporation of any type or kind, domestic or foreign, which he served in any capacity at the request of the Corporation, against judgments, fines, amounts paid in settlement and reasonable expenses (which the Corporation may advance), including attorney's fees, actually and necessarily incurred as a result of such action, suit or proceeding, or any appeal therein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 205 OF THE NATIONAL SECURITIES MARKET IMPROVEMENT ACT OF 1996

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                    REPRESENTATIONS PURSUANT TO RULE 6e-3 (T)

This filing is made pursuant to Rule 6c-3 and 6e-3 (T) under the Investment Company Act of 1940.

                     CONTENTS OF THE REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 71 pages.

         The undertakings to file reports.

         The signatures.

         The following exhibits:

1.       A.       Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2 to the Registration Statement.

                  (1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed as Exhibit 1.A.(1) to Registrant's Form N-8B-2 with Port-Effective Amendment No. 11 , File No. 33-15290 is incorporated herein by reference.

                  (2)      Not applicable.

                  (3)      (a)      Not applicable.

                           (b)      (1)     Form of Explanation of New York
                                            Sales Agreement*

                                    (2)     Form of Personal Financial Planner's
                                            Agreement with IDS Financial
                                            Services Inc.*

                                    (3)     Form of Personal Financial Planner's
                                            Agreement with IDS Life Insurance
                                            Company of New York*

                                    (4)     Form of Field Trainer's Rider to
                                            Personal Financial Planner's
                                            Agreement.*

                                    (5)     Form of District Manager's Rider to
                                            Personal Financial Planner's
                                            Agreement.*

                                    (6)     Form of New York District Manager -
                                            Insurance Rider to Personal
                                            Financial Planner Agreement.*

                                    (7)     Form of Division Manager's Agreement
                                            with IDS Financial Services Inc.*

                                    (8)     Form of New York Division Manager -
                                            Insurance Rider to Division
                                            Manager's Agreement with IDS
                                            Financial Services Inc.*

                                    (9)     Form of Field President Agreement
                                            with American Express Financial
                                            Advisors Inc.**

                                    (10)    Form of Recruiting and Training
                                            Manager License Agreement with IDS
                                            Life Insurance Company of NewYork.**

                                    (11)    Form of Group Vice President
                                            Agreement with American Express
                                            Financial Advisors Inc.**

                                    (12)    Form of IDS Paraplanner License
                                            Agreement with IDS Life Insurance
                                            Company of New York.**

                           (c)      Schedules of Sales Commissions****

                  (4)      Not applicable.

                  (5) Flexible Premium Survivorship Variable Life Insurance Policy.**

                  (6) (a) Certificate of Incorporation of IDS Life Insurance Company of New York, dated July 23, 1957.*

                                    (b) Amended By-Laws of IDS Life Insurance
                                        Company of New York.*

                  (7)      Not applicable.

                  (8) (a) Form of Investment Management and Services Agreement dated December 17, 1985, between IDS Life of New York and IDS Life of New York Series Fund, Inc.*

                           (b) Form of Investment Advisory Agreement dated July 11, 1984, between IDS Life of New Yor and IDS Financial Services Inc. relating to the Variable Account.*

                           (c) Addendum to Investment Management and Services Agreement.***

                           (d)     Addendum to Investment Advisory Agreement.***

                  (9)      None.

                  (10)     (a)    Application form for the Flexible Premium
                                  Survivorship Variable Life Insurance Policy.**

                           (b) Application form for Life and Disability Income Insurance.**

                  (11) IDS Life Insurance Company of New York's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies.***

         B.       (1)      Not applicable.

                  (2)      Not applicable.

         C.       Not applicable.

2. Opinion of counsel is filed electronically herewith.

3. Not applicable.

4. Not applicable.

5. Not applicable.

6. Actuarial Opinion of Mark Gorham, F.S.A, M.A.A.A., Actuarial Director - Insurance Product Development is filed electronically herewith.

7. Written actuarial consent of Mark Gorham, F.S.A, M.A.A.A., Actuarial Director Insurance Product Development is filed electronically herewith.

8. Written auditor consent of Ernst & Young LLP is filed electronically herewith.

9. Power of Attorney to sign amendments to this Registration Statement dated April 14, 1999 is filed electronically herewith.

* All of these exhibits are incorporated by reference to Amendment No. 3 to the Registration Statement to form N-8B-2 File No. 811-05213.

** All of these exhibits are incorporated by reference to Amendment No. 4 to the Registration Statement to form N-8B-2 File No. 811-05213.

*** All of these exhibits are incorporated by reference to the original Registration Statement to form S-6, File No. 333-42257

**** All of these exhibits are incorporated by reference to Pre-Effective No.
     to the Registration Statement to Form S-6, File No. 333-42257.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 28th day of April, 1999.


                                     IDS Life of New York Account 8
                                              (Registrant)

                                     By IDS Life Insurance Company of New York
                                              (Sponsor)

                                     By /s/   Richard W. Kling*
                                              Richard W. Kling, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of April, 1999:

Signature                                  Title

/s/  Richard W. Kling*                     Director and Chairman of the
     Richard W. Kling                      Board

/s/  Timothy V. Bechtold*                  Director and President
     Timothy V. Bechtold

/s/  Maureen A. Buckley*                   Director, Vice President,
     Maureen A. Buckley                    Chief Operating Officer and
                                           Consumer Affairs Officer

/s/  Rodney P. Burwell*                    Director
     Rodney P. Burwell

/s/  John R. Cattau*                       Director
     John R. Cattau

/s/  Robert R. Grew*                       Director
     Robert R. Grew

/s/  Jeffrey S. Horton*                    Vice President and Treasurer
     Jeffrey S. Horton

/s/  Jean B. Keffeler*                     Director
     Jean B. Keffeler

/s/  Thomas R. McBurney*                   Director
     Thomas R. McBurney

/s/  Edward J. Muhl*                       Director
     Edward J. Muhl

/s/  Thomas V. Nicolosi*                   Director
     Thomas V. Nicolosi

Signature                                  Title

/s/  Stephen P. Norman*                    Director
     Stephen P. Norman

/s/  Richard M. Starr*                     Director
     Richard M. Starr

/s/  Philip C. Wentzel*                    Vice President and Controller
     Philip C. Wentzel

/s/  Michael R. Woodward*                  Director
     Michael R. Woodward


*Signed pursuant to Power of Attorney dated April 14, 1999 filed electronically as Exhibit No. 9 to this Amendment to the Registration Statement on Form S-6, File No. 333-42257.

By:



/s/ Mary Ellyn Minenko
    Mary Ellyn Minenko